UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Great American Group, Inc.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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GREAT AMERICAN GROUP, INC.

September [*], 2014

Dear Stockholder:

You are cordially invited to attend the 2014 Annual Meeting of Great American Group, Inc., which will be held at the corporate offices of Great American Group, Inc. located at 21860 Burbank Blvd., Suite 300 South, Woodland Hills, CA 91367, on October 7, 2014, at 1:00 p.m. local time. We hope you will be able to attend the meeting in person.

The attached notice of meeting and proxy statement describe the matters to be acted upon at the annual meeting. If you plan to attend the annual meeting in person, please mark the designated box on the enclosed proxy card. If you are planning to attend the annual meeting and your shares are held in street name (by a broker, for example), you should ask the record owner for a legal proxy or bring your most recent account statement to the annual meeting so that we can verify your ownership of Great American Group, Inc. stock. Please note, however, that if your shares are held in street name and you do not bring a legal proxy from the record owner, you will be able to attend the annual meeting, but you will not be able to vote at the annual meeting.

Whether or not you plan to attend the annual meeting personally, and regardless of the number of shares you own, it is important that your shares be represented at the annual meeting. Accordingly, we urge you to promptly complete the enclosed proxy card and return it to the inspector of elections in the postage-prepaid envelope provided, or to promptly use the telephone or Internet voting system. If you do attend the annual meeting and wish to vote in person, you may withdraw your proxy at that time.

Sincerely,

Bryant R. Riley
Chairman and Chief Executive Officer

GREAT AMERICAN GROUP, INC.

21860 BURBANK BOULEVARD, SUITE 300 SOUTH

WOODLAND HILLS, CA

(818) 884-3737

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held on October 7, 2014

To the Stockholders of Great American Group, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Great American Group, Inc. (the “Company”) will be held on October 7, 2014, at 1:00 p.m. local time at the corporate offices of Great American Group, Inc. located at 21860 Burbank Blvd., Suite 300 South, Woodland Hills, CA 91367, for the following purposes:

1.	To elect two (2) Class II directors to hold office for a three-year term to expire at the 2017 Annual Meeting of the Stockholders or until their successors are elected and duly qualified.

2.	To ratify the selection of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014.

3.	To amend and restate the Company’s Amended and Restated 2009 Stock Incentive Plan to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 2,819,033 shares from 391,100 shares to 3,210,133 shares, adjust certain other share thresholds and extend the term of such plan through the tenth anniversary of the effective date of the Board’s approval of such amendment and restatement, and to approve the possible performance measures thereunder.

4.	To amend the Company’s Certificate of Incorporation to declassify the Company’s Board of Directors.

5.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice.

The Company’s Board of Directors has fixed the close of business on August 14, 2014 as the record date for the determination of stockholders entitled to notice of and to vote at this Annual Meeting and at any adjournment or postponement thereof. All stockholders are invited to attend the meeting. You must present your proxy or voter instruction card or meeting notice for admission.

By Order of the Board of Directors,

Bryant R. Riley
Chairman and Chief Executive Officer

Woodland Hills, California
September [*], 2014

ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE MEETING IN PERSON. WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN ORDER TO ENSURE YOUR REPRESENTATION AT THE MEETING. A RETURN ENVELOPE (WHICH IS POSTAGE PREPAID IF MAILED IN THE UNITED STATES) IS ENCLOSED FOR THAT PURPOSE. EVEN IF YOU HAVE GIVEN YOUR PROXY, YOU MAY STILL VOTE IN PERSON IF YOU ATTEND THE MEETING. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE MEETING, YOU MUST OBTAIN FROM THE RECORD HOLDER A PROXY ISSUED IN YOUR NAME.

GREAT AMERICAN GROUP, INC.

21860 BURBANK BOULEVARD, SUITE 300 SOUTH

WOODLAND HILLS, CA

PROXY STATEMENT

For Annual Meeting of Stockholders to be held on October 7, 2014

General

The enclosed proxy is solicited on behalf of our Board of Directors (the “Board” or “Board of Directors”) for use at the Annual Meeting of Stockholders (the “Annual Meeting”) of Great American Group, Inc. to be held on October 7, 2014, at 1:00 p.m. local time or at any adjournment or postponement thereof, for the purposes set forth herein and in the accompanying Notice of Annual Meeting. The Annual Meeting will be held at the corporate offices of Great American Group, Inc. located at 21860 Burbank Blvd., Suite 300 South, Woodland Hills, CA 91367. We expect to mail this proxy statement to our stockholders on or about September [*], 2014.

All references to “us”, “we”, “our”, and “the Company” refer to Great American Group, Inc. and its subsidiaries. All references to share numbers herein give effect to the 1 for 20 reverse stock split that we effected on June 3, 2014.

Solicitation of Proxies

The Board is soliciting the accompanying proxy. In accordance with unanimous recommendations of our Board, the individuals named in the proxy will vote all shares represented by proxies in the manner designated, or if no designation is made, they will vote the proxies FOR the election of all of the director nominees and FOR proposals 2, 3 and 4. In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the Annual Meeting and at any continuation, postponement or adjournment of the Annual Meeting. As of the date of this Proxy Statement, the Board does not know of any other items of business that will be presented for consideration at the Annual Meeting other than those described in this proxy statement. The individuals acting as proxies will not vote on a particular matter if the proxy card representing those shares instructs them to abstain from voting on that matter or to the extent a proxy card is marked to show that some of the shares represented by the proxy card are not to be voted.

Shares Outstanding and Required Vote

Only holders of record of shares of our common stock at the close of business on the record date, August 14, 2014, will be entitled to notice of and to vote at the Annual Meeting and any adjournment thereof. At the close of business on August 14, 2014, the Company had 15,977,482 shares of common stock outstanding and entitled to vote held by 81 stockholders of record. Each holder of record of shares of our common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of our outstanding shares of common stock entitled to vote are represented at the meeting, either in person or by proxy. All votes will be tabulated by the inspector of elections appointed for the meeting by the board of directors, who will tabulate affirmative and negative votes, abstentions and broker non-votes. Abstentions and broker shares that are voted as to any matter at the meeting will be included in determining if a quorum is present or represented at the Annual Meeting. Any broker holding shares of record for you is not entitled to vote on certain matters unless the broker receives voting instructions from you. Uninstructed shares, or broker non-votes, result when shares are held by a broker who has not received instructions from its customer on such matters and the broker has so notified us on a proxy form in accordance with industry practice or has otherwise advised us that the broker lacks voting authority. The effects of broker non-votes and abstentions on the specific items to be brought before the Annual Meeting are discussed under each item.

How to Vote

You may vote by attending the Annual Meeting and voting in person or you may vote by submitting a proxy. If you hold your shares of common stock in street name you will receive a notice from your broker, bank or other nominee that includes instructions on how to vote your shares. Your broker, bank or other nominee may allow you to deliver your voting instructions via the Internet and may also permit you to submit your voting instructions by telephone.

If you plan to attend the annual meeting and wish to vote in person, you will be given a ballot at the Annual Meeting. Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the Annual Meeting, your vote in person at the Annual Meeting will not be effective unless you present a legal proxy, issued in your name from your broker, bank or other nominee. Even if you plan to attend the Annual Meeting, we encourage you to submit your proxy to vote your shares in advance of the Annual Meeting.

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Revocation of Proxies

You are a stockholder of record if at the close of business on the record date your shares were registered directly in your name with Continental Stock Transfer and Trust Company, our transfer agent. If you are a stockholder of record and give a proxy, you may revoke it at any time before its use, either:

(1) by revoking it in person at the Annual Meeting;

(2) by writing, delivered to our Corporate Secretary at 21860 Burbank Boulevard, Suite 300 South, Woodland Hills, CA 91367 before the proxy is used; or

(3) by a later dated proxy card delivered to us at the above noted address before the proxy is used.

Your presence at the meeting will not revoke your proxy, but if you attend the meeting and cast a ballot, your proxy will be revoked as to the matters on which the ballot is cast.

If you hold your shares through a broker, bank, trustee or other nominee, please follow the instructions provided by your broker or other nominee as to how you may change your vote or obtain a legal proxy to vote your shares if you wish to cast your vote in person at the Annual Meeting.

Cost and Method of Solicitation

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this proxy statement, the proxy card and any additional information furnished to our stockholders. Solicitation of proxies by mail may be supplemented by telephone or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. Copies of solicitation materials will be furnished to banks brokerage houses, fiduciaries and custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners.

Stockholder List

A complete list of registered stockholders entitled to vote at the meeting will be available for examination by any stockholder, for any purpose related to the meeting, for ten days prior to the meeting during ordinary business hours at our principal offices located at 21860 Burbank Boulevard, Suite 300 South, Woodland Hills, CA 91367.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON OCTOBER 7, 2014

Copies of this proxy statement and our 2013 Annual Report to stockholders are also available online at: http://www.viewproxy.com/greatamerican/2014/.

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PROPOSAL NO. 1

ELECTION OF DIRECTORS

We currently have a classified board of directors consisting of one Class I director (Bryant R. Riley), two Class II directors (Hugh G. Hilton and Richard L. Todaro), and two Class III directors (Andrew Gumaer and Matthew J. Hart). There are also currently two vacancies on the Board, one for a Class I Director (resulting from the resignation of Mark D. Klein on August 22, 2014) and one for a Class II Director (resulting from the resignation of Harvey Y. Yellen on August 25, 2014). The Board and the Corporate Governance Committee are working to identify suitable candidates to fill these vacancies. Proxies may not be voted for a greater number of persons than the number of nominees named.

Our Class II directors will serve until the Annual Meeting, and our Class III and Class I directors will serve until the annual meetings of stockholders to be held in 2015 and 2016, respectively, or until their respective successors are duly elected and qualified.

Upon expiration of the term of a class of directors, directors for that class will be elected for three-year terms at the annual meeting of stockholders in the year in which such term expires. Each director’s term is subject to the election and qualification of his successor, or his earlier death, resignation or removal.

The terms of the current Class II directors will expire on the date of the upcoming Annual Meeting. The board of directors has nominated our current Class II directors, Hugh G. Hilton and Richard L. Todaro, to be elected as Class II directors at the Annual Meeting. If elected, the nominees will serve as directors until our annual meeting of stockholders in 2017, or until their successors are duly elected and qualified. If any of the nominees declines to serve or becomes unavailable for any reason, or if a vacancy occurs before the election (although we know of no reason to anticipate that this will occur), the proxies may be voted for such substitute nominees as the board of directors may designate.

As further described in Proposal No. 4: Amendment to the Certificate of Incorporation to Declassify the Board, we are proposing an amendment to our Certificate of Incorporation to phase out the present three-year, staggered terms of our directors and instead provide for the annual election of directors.

There are no familial relationships between any of our directors or our executive officers and any other director or executive officer. No arrangement or understanding exists between any nominee and any other person or persons pursuant to whom any nominee was or is to be selected as a director or director nominee of the Company.

Information Regarding Directors

The following table provides the name, age and position(s) of each of our directors as of August 31, 2014:

Name	Age	Committees
Class I Directors

Bryant R. Riley	47	None.

Class II Directors
Hugh G. Hilton	63	Audit Committee, Compensation Committee*, Corporate Governance Committee
Richard L. Todaro	42	Audit Committee

Class III Directors
Andrew Gumaer	54	None.
Matthew J. Hart	62	Audit Committee*, Compensation Committee, Corporate Governance Committee*

*	Chairman of the respective committee.

Our Class II Nominees for Director

Hugh G. Hilton has served as a director since July 2009. Mr. Hilton has served as the Chief Executive Officer of Alvarez & Marsal Capital Real Estate, LLC, which he co-founded in December 2008, the real estate and investment management arm of Alvarez & Marsal. From 2003 to December 2008, Mr. Hilton served as the founding Managing Director of Catalyst, LLC, a restructuring and turnaround firm.  Mr. Hilton has been involved in over 25 corporate restructuring and turnaround engagements, during which he provided financial advisory services and/or filled interim senior management roles, such as Chairman, Chief Executive Officer, President, and/or Chief Restructuring Officer at both public and private middle market companies.  Prior to 2003, Mr. Hilton served as a Managing Director of Alvarez & Marsal, President of HVK, Inc., President First Interstate Bancorp’s real estate fund advisory arm, and Vice President of BankAmerica Investment Real Estate. Mr. Hilton holds a Bachelor of Business Administration and a Master of Business Administration from the University of Michigan as well as a Juris Doctor from the University of Colorado. Mr. Hilton is a member of the American Bankruptcy Institute and the Colorado Bar Association. Mr. Hilton’s financial experience and expertise in the real estate and restructuring industries is particularly relevant to the Board as we expand our current service offerings. He provides the Board with important insight into the real estate marketplace.

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Richard L. Todaro, CFA, has served as a director since July 2014. Mr. Todaro is President of Todaro Capital. Mr. Todaro previously spent 20 years at Kennedy Capital Management, managing the Small Cap Growth portfolio there for the past 10 years. He held several positions at Kennedy Capital Management, including Analyst, Assistant Director of Research, Assistant Portfolio Manager, Portfolio Manager, and Vice President and served as a member of its board of directors. Mr. Todaro spent three years as a board member of the University of Missouri – St. Louis Finance Department. He currently serves as an advisory board member for Gateway Greening. Mr. Todaro also served in the Air National Guard as a staff sergeant from 1991 to 1997. Mr. Todaro received a BSBA in Finance from the University of Missouri – St. Louis and a Master of Finance degree from Saint Louis University. Mr. Todaro has also passed the Uniform Investment Advisor Law examination. Mr. Todaro’s financial experience and expertise in the asset management industry provides our Board valuable insight into the capital markets industry following the expansion of our operations therein in connection with our acquisition of B. Riley & Co. Inc. (“BRC”) and certain related entities on June 18, 2014 (the “BRC Acquisition”).

Class III Directors

Andrew Gumaer has served as the Chief Executive Officer of Great American Group, LLC (“GAG, LLC”), a wholly owned subsidiary of the Company, since we acquired such entity in July 2009 and as a director of the Company since July 2009. Mr. Gumaer also served as our Chief Executive Officer from July 2009 until the initial closing of the BRC Acquisition in June 2014, and as our Chairman from March 2012 until June 2014. Prior to July 2009, Mr. Gumaer was a co-founder of GAG, LLC, had served as GAG, LLC’s Chief Executive Officer since May 2007 and previously served as GAG, LLC’s President from June 2006 to May 2007. Prior to assuming such role, Mr. Gumaer was the President of The Pride Capital Group, LLC, predecessor in interest to GAG, LLC, from 2002 to May 2006. Mr. Gumaer also served as the Senior Vice President of Garcel, Inc. from 1997 to 2002 and as a Senior Vice President with the investment banking firm Drexel Burnham Lambert prior to his service with Garcel, Inc. Mr. Gumaer’s in depth knowledge of our business and operations, his experience in the investment banking industry, and leadership as GAG, LLC’s Chief Executive Officer and President since 2006 positions him well to serve as a member of our Board.

Matthew J. Hart has served as a director since July 2009. Mr. Hart was President and Chief Operating Officer of Hilton Hotels Corporation, referred to herein as Hilton, from May 2004 until the buyout of Hilton by a private equity firm in October 2007. Mr. Hart also served as Executive Vice President and Chief Financial Officer of Hilton from 1996 to 2004. Prior to joining Hilton in 1996, Mr. Hart was Senior Vice President and Treasurer of The Walt Disney Company and was Executive Vice President and Chief Financial Officer for Host Marriot Corp. Mr. Hart received his Bachelor of Arts in Economics and Sociology from Vanderbilt University in 1974 and earned a Master of Business Administration in Finance and Marketing from Columbia University in 1976. Mr. Hart currently serves on the board of directors of American Airlines, Air Lease Corporation and American Homes 4 Rent. Mr. Hart formerly served on the board of directors of Kilroy Realty Corp. from 1997 to 2007 and America West Holdings Corp. from 2005 to 2006. Mr. Hart’s extensive experience and expertise with public companies is well suited for his role as the designated financial expert and chairman of our Audit Committee. He also brings extensive experience serving on other public company boards which provide important resources in his service on our Board.

Class I Directors

Bryant R. Riley has served as our Chief Executive Officer and Chairman since the initial closing of the BRC Acquisition in June 2014 and as a director since August 2009. Mr. Riley also has served as the Chairman and Chief Executive Officer of B. Riley & Co., LLC, a wholly owned subsidiary of the Company as a result of the BRC Acquisition, since founding the stock brokerage firm in 1997. Mr. Riley currently serves on the board of directors of STR Holdings, Inc. since March of 2014, Lightbridge Communications Corp since March 2010 and Cadiz Inc. since April 2013. He also previously served on the boards of Alliance Semiconductor Corp. from July 2005 to February 2012, DDI Corp. from May 2007 to May of 2012, Trans World Entertainment Corp. from January 2009 to July 2012, National Holdings Corporation from April 2012 to October 2012 and Strasbaugh from July 2010 to August 2013. He also serves on the board of directors for several private companies.  Mr. Riley also previously served on the board of directors of Aldila, Inc. from 2003 to February 2010, Celeritek, Inc. from 2003 to 2007, Integrated Silicon Solutions, Inc. from 2006 to 2008, Mossimo, Inc. from 2005 to 2006, Silicon Storage Technology, Inc. from 2008 to 2009 and Transmeta Corp. from 2008 to 2009. Mr. Riley received his B.S. in Finance from Lehigh University. Mr. Riley’s experience and expertise in the investment banking industry provides our Board with valuable insight into the capital markets. Mr. Riley’s extensive experience serving on other public company boards is an important resource for our Board.

Vote Required

Each director is elected by a plurality of the votes cast with regard to the election of directors. The persons named in the enclosed proxy will vote the proxies they receive FOR the election of the nominees named below, unless a particular proxy card withholds authorization to do so, or provides contrary instructions. Because directors are elected by a plurality of the votes cast, abstentions and broker non-votes will not be counted in determining which nominees receive the largest number of votes cast. Each of the nominees has indicated that he is willing and able to serve as a director. If, before the Annual Meeting, any nominee becomes unable to serve, an event that is not anticipated by the Board, the proxies will be voted for the election of whomever the Board may designate.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR

THE ELECTION OF EACH OF THE CLASS II NOMINEES FOR DIRECTOR.

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PROPOSAL NO. 2

RATIFICATION OF SELECTION OF INDEPENDENT PUBLIC ACCOUNTING FIRM

Our Board has selected Marcum LLP (“Marcum”) as our independent public accounting firm for the fiscal year ending December 31, 2014, and has further directed that management submit the selection of independent public accounting firm for ratification by our stockholders at our Annual Meeting. Marcum has audited our financial statements since the fiscal year ended December 31, 2006. Representatives of Marcum are expected to be present at the Annual Meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Stockholder ratification of the selection of Marcum as our independent public accounting firm is not required by our Bylaws or otherwise. However, the Board is submitting the selection of Marcum to the stockholders for ratification as a matter of good corporate practice. If the stockholders do not ratify the selection, the Board and our Audit Committee (“Audit Committee”) will reconsider whether or not to retain Marcum. Even if the selection is ratified, the Board and the Audit Committee may, in their discretion, direct the appointment of a different independent public accounting firm at any time during the year if they determine that such a change would be in our and our stockholders’ best interests.

Audit and All Other Fees

The following table sets forth the aggregate fees for services provided to us by Marcum for the fiscal years ended December 31, 2012 and 2013:

	Fiscal 2012	Fiscal 2013
Audit Fees (1)	$363,000	$356,076
Audit-Related Fees (2)	—	5,775
Tax Fees	—	—
All Other Fees	—	—

TOTAL	$363,000	$361,851

(1)	Audit Fees consist of audit and various attest services performed by Marcum LLP and include the following: (1) fees for fiscal 2012 include (a) reviews of our financial statements for the quarterly periods ended March 31, 2012, June 30, 2012 and September 30, 2012 and (b) the audit of our financial statements for the year ended December 31, 2012 and (2) fees for fiscal 2013 include (a) reviews of our financial statements for the quarterly periods ended March 31, 2013, June 30, 2013 and September 30, 2013 and (b) the audit of our financial statements for the year ended December 31, 2013.

(2)	Audit-Related Fees consists of fees for assurance and related services performed by Marcum LLP that related to the performance of the audit or review of the Company's financial statements other than audit fees.

Audit Committee Pre-Approval Policy

As a matter of policy, all audit and non-audit services provided by our independent registered public accounting firm are approved in advance by the Audit Committee, which considers whether the provision of non-audit services is compatible with maintaining such firm’s independence. All services provided by Marcum during fiscal years 2012 and 2013 were pre-approved by the Audit Committee. The Audit Committee has considered the role of Marcum in providing services to us for the fiscal year ended December 31, 2014, and has concluded that such services are compatible with their independence as our auditors.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the votes cast on this proposal at a meeting at which a quorum is present. Abstentions will be counted as present for purposes of determining the presence of a quorum and will have the same effect as a vote against this proposal. Broker non-votes will not result from the vote on Proposal No. 2.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE SELECTION OF MARCUM LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2014.

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PROPOSAL NO. 3

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE

GREAT AMERICAN GROUP, INC. AMENDED AND RESTATED 2009 STOCK INCENTIVE PLAN

At the Annual Meeting, our stockholders will be asked to approve the amendment and restatement of our 2009 Stock Incentive Plan (the “2009 Plan” and, as so amended and restated, the “Amended Plan”). The primary purposes of this amendment and restatement are to (1) increase the share reserve available under the 2009 Plan by 2,819,033 shares, so that the total number of shares of the Company’s common stock reserved for issuance under the 2009 Plan will increase from 391,100 shares to 3,210,133 shares, (2) adjust the annual per person limit on stock options, stock appreciation rights and performance awards that are intended to qualify for exclusion from the federal tax deduction limitation under Section 162(m) of the Internal Revenue Code to 1,000,000 shares of the Company’s common stock per calendar year from a calculation based a percentage limitation of 2009 Plan share reserve over a three year period, so that we may grant awards other than options and share appreciation rights under the Amended Plan that are intended to qualify for exclusion from the federal tax deduction limitation under Section 162(m), (3) increase the total number of shares of the Company’s common stock that can be granted as incentive stock options under the 2009 Plan from 250,000 shares to 3,210,133 shares, and (4) extend the term of the 2009 Plan through the tenth anniversary of the effective date of the Board’s approval of the Amended Plan. In addition, we are seeking approval of the possible performance measures under the 2009 Plan. A copy of the Amended Plan is included as Appendix A to this Proxy Statement.

Purpose of the 2009 Plan

The purposes of the 2009 Plan are to (i) enhance the Company’s ability to attract highly qualified personnel; (ii) strengthen its retention capabilities; (iii) enhance the long-term performance and competitiveness of the Company; and (iv) align the interests of Participants (as defined in the 2009 Plan) with those of the Company’s stockholders. The 2009 Plan includes a variety of forms of awards, including stock options, stock appreciation rights, restricted shares, restricted share units, unrestricted shares, deferred share units and performance awards, which allow the Company to adapt its incentive compensation program to meet the needs of the Company.

Background of the 2009 Plan

In connection with (i) the contribution to the Company of all of the membership interests of GAG, LLC by the members of GAG, LLC, and (ii) the merger of Alternative Asset Management Acquisition Corp. (“AAMAC”) with and into its wholly-owned subsidiary, AAMAC Merger Sub, Inc., in each case which occurred on July 31, 2009 (collectively, the “Acquisition”), the Company assumed the 2009 Plan (then entitled the AAMAC 2009 Stock Incentive Plan) which had been approved by the AAMAC stockholders on July 31, 2009. In accordance with Section 13(a) of the 2009 Plan, in connection with the Company’s assumption of the 2009 Plan, the Board adjusted the maximum number of shares of the Company’s common stock that may be delivered under the 2009 Plan to 782,200 shares to account for the two-for-one exchange ratio of the Company’s common stock for AAMAC’s common stock in the Acquisition. On August 19, 2009, the Board approved an amendment and restatement of the 2009 Plan which adjusted the number of shares of the Company’s common stock reserved for issuance thereunder to 391,100 shares.

On August 13, 2014, the Board, subject to and contingent upon stockholder approval, approved the Amended Plan. At the Annual Meeting, the stockholders will consider the approval of the Amended Plan. The effectiveness of the Amended Plan is subject to and conditional upon stockholder approval at the Annual Meeting.

The Company has no currently effective equity compensation plans other than the 2009 Plan.

Purpose of the Amendment and Restatement of the 2009 Plan

We are asking our stockholders to approve the Amended Plan so that we can continue to use the 2009 Plan to attract and encourage the continued employment and service of, and maximum efforts by employees, consultants and directors by offering those persons an opportunity to acquire or increase a direct proprietary interest in our operations and future success.

Increase in Share Reserve. The increase in the share reserve is being requested to assure that we continue to have a sufficient number of shares available to compensate, reward and provide incentives to current employees, and also to recruit new employees in light of the Company’s recent 1 for 20 reverse stock split and stock issuances in connection with the recently completed private placement and BRC Acquisition. As of August 14, 2014 (the record date for the Annual Meeting), approximately 14,563 restricted stock units have been granted under the 2009 Plan, approximately 10,132 shares of our common stock have been issued therefrom, approximately 4,431 shares of our common stock were withheld for the payment of taxes in connection with the vesting thereof and returned to the 2009 Plan in accordance with its terms, and the Company has 380,967 shares of common stock available for future grants, excluding the shares that would be added pursuant to the Amended Plan and any future shares from cancellations or forfeitures. The approximate number of restricted stock units granted and the shares of our common stock issued or withheld for payment of taxes above are shown for illustrative purposes only by adjusting the aggregate original shares amounts for such categories for the 1 for 20 reverse stock split that the Company effected on June 3, 2014 and rounding down to the nearest whole share. The additional 2,819,033 shares of our common stock for which stockholder approval is sought represents approximately 17.6% of our 15,977,482 outstanding shares of common stock (measured as of August 14, 2014). The closing price of our common stock on August 14, 2014 was $8.00.

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Adjustment of 162(m) Limitations. We are also seeking stockholder approval of the adjustment of certain thresholds so that we may continue to grant awards under the 2009 Plan that are intended to qualify for exclusion from the federal tax deduction limitation under Section 162(m). The Amended Plan adjusts the annual per person limit on stock options, stock appreciation rights and performance awards that are intended to qualify for exclusion from the federal tax deduction limitation under Section 162(m) of the Internal Revenue Code to 1,000,000 shares per calendar year from a calculation which limited Participants to receiving, during any period of three calendar years, no more than 10% of the total number of shares reserved for issuance under the 2009 Plan (as adjusted pursuant to the 2009 Plan) as of the first day of such three-year period.

Performance Measure Approval. We are seeking stockholder re-approval of the performance measures under the Amended Plan to satisfy the stockholder approval requirement under Section 162(m) of the Internal Revenue Code so that we may grant awards other than options and share appreciation rights under the 2009 Plan that are intended to qualify for exclusion from the federal tax deduction limitation under Section 162(m). Section 162(m) of the Internal Revenue Code places a limit of $1,000,000 on the amount we may deduct in any one year for compensation paid to our chief executive officer and each of our other three most highly-paid executive officers other than our chief financial officer. Compensation that qualifies as performance-based compensation for purposes of Section 162(m) is not subject to this deductibility limit. For awards under the Amended Plan to qualify for this exception, stockholders must approve the material terms of the plan under which the awards are paid. The material terms of the Amended Plan include (i) the employees eligible to receive awards under the Amended Plan, (ii) a description of the business criteria on which the performance goals are based (the performance measures), and (iii) the maximum amount of compensation that could be paid to any employee if the performance goals are attained. This information is provided in the description of the Amended Plan below. Notwithstanding the foregoing, the rules and regulations promulgated under Section 162(m) are complicated and subject to change from time to time, sometimes with retroactive effect. A number of requirements must be met in order for particular compensation to so qualify. As such, there can be no assurance that any compensation awarded or paid under the Amended Plan will be deductible under all circumstances. In addition, the Company may decide to grant awards or other compensation not intended to qualify as performance-based compensation.

Increase in Incentive Stock Option Limit. The increase in the maximum number of incentive stock options that may be issued under the 2009 Plan is being requested to ensure that, in light of the reverse stock split and proposed increase to the share reserve under the 2009 Plan, we have flexibility to issue incentive stock options with respect to a sufficient number of shares to compensate, reward and provide incentives to current employees, and also to recruit new employees.

Term of Plan. The 2009 Plan is currently scheduled to expire on May 12, 2019, and we are requesting an extension of the expiration of the Amended Plan to October 7, 2024, the tenth anniversary of the effective date on which the Board approved the Amended Plan (if the Amended Plan is approved by our stockholders at the Annual Meeting).

Our Board believes that the approval of the Amended Plan is in the best interests of our Company and stockholders as (i) the availability of an adequate number of shares reserved for issuance under the 2009 Plan is an important factor in attracting, motivating and retaining qualified individuals essential to our success, (ii) it would allow us to grant awards that are intended to maximize the amount we may deduct in any one year for certain compensation paid to our chief executive officer and each of our other three most highly-paid executive officers other than our chief financial officer, (iii) it would provide us additional flexibility and discretion to issue incentive stock options and (iv) it would extend timeframe in which the Company could take advantage of the foregoing and other benefits of the 2009 Plan.

We strongly believe that the approval of the Amended Plan is essential to our continued success. The Board and management believe that equity awards motivate high levels of performance, align the interests of our personnel and stockholders by giving directors, employees and consultants the perspective of an owner with an equity stake in the Company, and provide an effective means of recognizing their contributions to the success of the Company. The Board and management believe that the ability to grant equity awards is a competitive necessity in our industry, and are essential to recruiting and retaining the highly qualified personnel who help the Company meet its goals, as well as rewarding and encouraging current directors, employees and consultants. The Board and management believe that the ability to grant equity awards will be important to the future success of the Company.

A general description of the Amended Plan is set forth below. This description is qualified in its entirety by the terms of the Amended Plan included as Appendix A to this Proxy Statement. Capitalized terms used in this summary and not otherwise defined herein will have the meanings ascribed to such terms in the Amended Plan.

Summary of the 2009 Plan

Shares Subject to the 2009 Plan. The number of shares of the Company’s common stock currently reserved for issuance under the 2009 Plan is 391,100 shares. If the Amended Plan is approved, 3,210,133 shares of our common stock will be reserved for issuance under the Amended Plan (reflecting an increase in the share reserve of 2,819,033 shares). The number of shares available for Awards, all maximum limits on the number of shares that may be issued, as well as the terms of outstanding Awards, are subject to adjustment as provided in the 2009 Plan for stock splits, stock dividends, recapitalizations and other similar events. Shares of common stock that are subject to any Award that expires, or is forfeited, cancelled or otherwise terminated without the issuance of some or all of the shares that are subject to the Award will again be available for subsequent Awards.

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Administration. Either the Board or a committee appointed by the Board administer the 2009 Plan. The Board and any committee exercising discretion under the 2009 Plan from time to time are referred to herein as the “Committee.” Currently, the compensation committee of the Board acts as the Committee for purposes of the 2009 Plan. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee. To the extent permitted by law, the Committee may authorize one or more executive officers to make Awards to Eligible Persons other than themselves. With respect to decisions involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee is to consist of two or more directors who are “outside directors” for purposes of that Code section. The Committee may delegate administrative functions to certain directors or employees of the Company or its affiliates.

Subject to the terms of the 2009 Plan, the Committee has express authority to determine the Eligible Persons who will receive Awards, the number of shares of common stock, units or dollars to be covered by each Award, and the terms and conditions of Awards. The Committee has broad discretion to prescribe, amend, and rescind rules relating to the 2009 Plan and its administration, to interpret and construe the terms of the 2009 Plan and the terms of all Award agreements, and to take all actions necessary or advisable to administer the 2009 Plan. Within the limits of the 2009 Plan, the Committee may accelerate the vesting of any Award, allow the exercise of unvested Awards, and may modify, replace, cancel or renew them.

The 2009 Plan provides that the Company and its affiliates will indemnify members of the Committee and their delegates against any claims, liabilities or costs arising from the good faith performance of their duties under the 2009 Plan. The 2009 Plan releases these individuals from liability for good faith actions associated with the 2009 Plan’s administration and interpretation.

Eligibility. The Committee may grant options that are intended to qualify as incentive stock options, or ISOs, only to employees, and may grant all other Awards to Eligible Persons. The 2009 Plan and the discussion below use the term “Participant” to refer to an Eligible Person who has received an Award. The 2009 Plan currently provides that, during any period of three calendar years, no Participant may receive Options and SARs under the 2009 Plan that relate to more than ten percent (10%) of the total number of Shares reserved for Awards under the 2009 Plan as of the first day of such three-year period. If the Amended Plan is approved, this limitation will be adjusted such that the maximum number of Shares with respect to which Options, SARs and Performance Awards may be granted to any Participant in any calendar year shall be 1,000,000 Shares. As of August 31, 2014, approximately 240 employees and 3 non-employee directors, were eligible to participate in the 2009 Plan.

Types of Awards.

Options. Options granted under the 2009 Plan provide Participants with the right to purchase shares of common stock at a predetermined exercise price. The Committee may grant options that are intended to qualify as ISOs or options that are not intended to so qualify, referred to herein as Non-ISOs. The 2009 Plan also provides that ISO treatment may not be available for options that become first exercisable in any calendar year to the extent the value of the underlying shares that are the subject of the option exceed $100,000 (based upon the fair market value of the shares of common stock on the option grant date). Currently, the maximum number of shares that may be granted as ISOs under the 2009 Plan is limited to 250,000 shares. If the Amended Plan is approved, the maximum number of shares that may be granted as ISOs will be increased to 3,210,133 shares.

Share Appreciation Rights (SARs). A share appreciation right generally permits a Participant who receives it to receive, upon exercise, cash and/or shares of common stock equal in value to an amount determined by multiplying (i) the excess of the fair market value, on the date of exercise, of the shares of common stock with respect to which the SAR is being exercised, over the exercise price of the SAR for such shares by (ii) the number of shares with respect to which the SARs are being exercised. The Committee may grant SARs in tandem with options or independently of them. SARs that are independent of options may limit the value payable on its exercise to a percentage, not exceeding 100%, of the excess value.

Exercise Price for Options and SARs. The exercise price of ISOs, Non-ISOs, and SARs may not be less than 100% of the fair market value on the grant date of the shares of common stock subject to the Award (110% of fair market value for ISOs granted to employees who, on the grant date, own stock representing more than 10% of the combined voting power of all classes of stock of the Company).

Exercise of Options and SARs. To the extent exercisable in accordance with the agreement granting them, an option or SAR may be exercised in whole or in part, and from time to time during its term, subject to earlier termination relating to a holder’s termination of employment or service. With respect to options, the Committee has the discretion to accept payment of the exercise price in any of several forms (or combination of them), including: cash or check in U.S. dollars, certain shares of common stock, and cashless exercise under a program the Committee approves. The term over which Participants may exercise options and SARs may not exceed ten years from the date of grant (five years in the case of ISOs granted to employees who, on the grant date, own more than 10% of the combined voting power of all classes of stock of the Company).

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Subject to the terms of the agreement evidencing an option grant, options and SARs may be exercised during the six-month period after the optionee retires, during the one-year period after the optionee’s termination of service due to death or permanent disability, and during the 90-day period after the optionee’s termination of employment without cause (but in no case later than the termination date of the option). The agreements evidencing the grant of an option may, in the discretion of the Committee, set forth additional or different terms and conditions applicable to such option upon a termination or change in status of the employment or service of the option holder. All SARs may be settled in cash or shares of the Company’s stock and shall be counted against the number of shares available for award under the 2009 Plan only to the extent shares are issued upon settlement of the SARs.

Restricted Shares, Restricted Share Units, Unrestricted Shares, and Deferred Share Units. Under the 2009 Plan, the Committee may grant restricted shares that are forfeitable until certain vesting requirements are met, may grant restricted share units which represent the right to receive shares of common stock after certain vesting requirements are met, and may grant unrestricted shares as to which the Participant’s interest is immediately vested. For restricted Awards, the 2009 Plan provides the Committee with discretion to determine the terms and conditions under which a Participant’s interests in such Awards becomes vested. The 2009 Plan provides for deferred share units in order to permit select Eligible Persons to defer their receipt of compensation payable in cash or shares of common stock (including shares that would otherwise be issued upon the vesting of restricted shares and restricted share units). Deferred share units represent a future right to receive shares of common stock.

Whenever shares of common stock are delivered pursuant to these Awards, the Participant will be entitled to receive additional shares of common stock equal to the sum of (i) any stock dividends that the Company’s stockholders received between the grant date of the Award and issuance or release of the shares of common stock and (ii) a number of additional shares of common stock equal to the shares of common stock that the Participant could have purchased at Fair Market Value on the payment date of any cash dividends for shares of common stock if the Participant had received such cash dividends between its grant date and its settlement date.

Performance Awards. The 2009 Plan authorizes the Committee to grant performance-based awards in the form of Performance Units that the Committee may or may not designate as “Performance Compensation Awards” that are intended to be exempt from Code section 162(m) limitations. In either case, Performance Awards vest and become payable based upon the achievement, within the specified period of time, of performance objectives applicable to the individual, the Company or any affiliate. Performance Awards are payable in shares of common stock, cash or some combination of the two; subject to an individual Participant limit, currently, of, during any period of three calendar years, no more than ten percent (10%) of the total number of shares reserved for Awards under the 2009 Plan as of the first day of such three-year period (or, for Performance Units to be settled in cash, $6,000,000). If the Amended Plan is approved, this limitation will be adjusted such that the maximum number of Shares with respect to which Performance Awards (as well as Options and SARs) may be granted to any Participant in any calendar year shall be 1,000,000 Shares (the limitation for Performance Units to be settled in cash will remain at $6,000,000). The Committee decides the length of performance periods, but the periods may not be less than one fiscal year of the Company.

With respect to Performance Compensation Awards, the 2009 Plan requires that the Committee specify in writing within the time required by Code Section 162(m) the performance period to which the Award relates, and an objective formula by which to measure whether and the extent to which the Award is earned on the basis of the level of performance achieved with respect to one or more performance measures. Once established for a performance period, the performance measures and performance formula applicable to the Award may not be amended or modified in a manner that would cause the compensation payable under the Award to fail to constitute performance-based compensation under Code section 162(m).

Under the 2009 Plan, the possible performance measures for Performance Compensation Awards include, but are not limited to: cash flow (before or after dividends); stock price; stockholder return or total stockholder return; return on investment; market capitalization; debt leverage (debt to capital); sales or net sales; income, pre-tax income or net income; operating profit, net operating profit or economic profit; return on operating revenue or return on operating assets; operating ratio; market share improvement; customer service; product line enhancements; working capital; licensing; human resources; sales of assets of Affiliates or business units; earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization); return on equity; return on capital (including without limitation return on total capital or return on invested capital); return on assets or net assets; economic value added; revenue; backlog; operating income or pre-tax profit; gross margin, operating margin or profit margin; cash from operations; operating revenue; general and administrative expenses; new production introductions; strategic mergers or acquisitions; research; litigation; and information services. Each measure will be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance measures may vary from performance period to performance period, and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

Forfeiture. Unless otherwise provided in an agreement granting an Award, the Company has the following recourse against a Participant who does not comply with certain employment-related covenants, either during or after employment: the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards, rescind any exercise, payment or delivery pursuant to the Award, or recapture any common stock (whether restricted or unrestricted) or proceeds from the Participant’s sale of shares issued pursuant to the Award. Essentially the same recoupment rights are available to the Company with respect to Awards that are granted, vested, or settled during certain periods affected by a Participant’s fraud or misconduct, or a financial restatement.

Income Tax Withholding. As a condition for the issuance of shares pursuant to Awards, the 2009 Plan requires satisfaction of any applicable federal, state, local, or foreign withholding tax obligations that may arise in connection with the award or the issuance of shares.

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Transferability. Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of other than by will or the laws of descent and distribution, except to the extent the Committee permits lifetime transfers in the form of Non-ISOs, Share-settled SARs, Restricted Shares, or Performance Shares to charitable institutions, certain family members or related trusts, or as otherwise approved by the Committee.

Certain Corporate Transactions. The Committee shall equitably adjust the number of shares covered by each outstanding Award, and the number of shares that have been authorized for issuance under the 2009 Plan but as to which no Awards have yet been granted or that have been returned to the 2009 Plan upon cancellation, forfeiture or expiration of an Award, as well as the price per share covered by each such outstanding Award, to reflect any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination, recapitalization or reclassification of the shares, or any other increase or decrease in the number of issued shares effected without receipt of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Options under the 2009 Plan such alternative consideration (including securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may require in connection therewith the surrender of all Options so replaced. In any case, such substitution of securities will not require the consent of any person who is granted options pursuant to the 2009 Plan.

In addition, in the event of a Change in Control (as defined in the 2009 Plan) but subject to the terms of any Award agreements or any employment or other similar agreement between the Company or any of its affiliates and a Participant then in effect, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor corporation or a parent or subsidiary of such surviving or successor corporation upon the consummation of the transaction; provided, however, that to the extent outstanding Awards are neither being assumed nor replaced with substantially equivalent Awards by the successor corporation, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s stockholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions: (a) accelerate the vesting of Awards for any period so that Awards shall vest (and, to the extent applicable, become exercisable) as to the shares of common stock that otherwise would have been unvested and provide that repurchase rights of the Company with respect to shares of common stock issued pursuant to an Award shall lapse as to the shares of common stock subject to such repurchase right; (b) arrange or otherwise provide for payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards; or (c) terminate all or some Awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change of Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.

Notwithstanding the above, in the event a Participant holding an Award assumed or substituted by the successor corporation in a Change in Control is Involuntarily Terminated (as defined in the 2009 Plan) by the successor corporation in connection with, or within 12 months (or other period either set forth in an Award Agreement, or as increased thereafter by the Committee to a period longer than 12 months) following consummation of, the Change in Control, then any assumed or substituted Award held by the terminated Participant at the time of termination shall accelerate and become fully vested (and exercisable in full in the case of Options and SARs), and any repurchase right applicable to any shares of common stock shall lapse in full. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s termination.

In the event of any distribution to the Company’s stockholders of securities of any other entity or other assets (other than dividends payable in cash or stock of the Company) without receipt of consideration by the Company, the Committee may, in its discretion, appropriately adjust the price per share covered by each outstanding Award to reflect the effect of such distribution. Finally, if the Company dissolves or liquidates, all Awards will terminate immediately prior to such dissolution or liquidation, subject to the ability of the Board to exercise any discretion that the Board may exercise in the case of a Change in Control.

Term of the 2009 Plan; Amendments or Termination. The term of the 2009 Plan is ten years from May 12, 2009, the date it was approved by AAMAC’s board of directors. If approved by our stockholders, the Amended Plan will become effective on October 7, 2014 and will authorize the granting of awards for up to ten years thereafter. The Board may from time to time, amend, alter, suspend, discontinue or terminate the 2009 Plan; provided that no amendment, suspension or termination of the 2009 Plan shall materially and adversely affect Awards already granted. Furthermore, neither the Company nor the Committee shall, without stockholder approval, allow for a repricing within the meaning of the federal securities laws applicable to proxy statement disclosures. In addition, the Committee may not cancel an outstanding Option whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option to the participant at a lower exercise price or granting a replacement award of a different type. Notwithstanding the foregoing, the Committee may amend the 2009 Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

Expected Tax Consequences

The following is a brief summary as of this date of certain federal income tax consequences of certain transactions under the 2009 Plan. This summary is not intended to be complete and does not describe state or local tax consequences. The federal tax laws may change and the federal, state and local tax consequences for any Participant will depend upon his or her individual circumstances. Tax consequences for any particular individual may be different.

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U.S. Federal Income Tax Consequences

Under the United States Internal Revenue Code, the Company will generally be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the ordinary income that Participants recognize pursuant to Awards (subject to the Participant’s overall compensation being reasonable, and to the discussion below with respect to Code section 162(m)). For Participants, the expected U.S. federal income tax consequences of Awards are as follows:

Non-ISOs. A Participant will not recognize income at the time a Non-ISO is granted. At the time a Non-ISO is exercised, the Participant will recognize ordinary income in an amount equal to the excess of (a) the fair market value of the shares of common stock issued to the Participant on the exercise date, over (b) the exercise price paid for the shares. At the time of sale of shares acquired pursuant to the exercise of a Non-ISO, the appreciation (or depreciation) in value of the shares after the date of exercise will be treated either as short-term or long-term capital gain (or loss) depending on how long the shares have been held. A Non-ISO can also be considered non-qualified deferred compensation and subject to Section 409A of the Code. A Non-ISO that does not meet the requirements of Section 409A of the Code can result in the acceleration of income recognition, an additional 20% tax obligation plus penalties and interest.

ISOs. A Participant will not recognize income upon the grant of an ISO. There are generally no tax consequences to the Participant upon exercise of an ISO (except the amount by which the fair market value of the shares at the time of exercise exceeds the option exercise price is a tax preference item possibly giving rise to an alternative minimum tax). If the shares of common stock are not disposed of within two years from the date the ISO was granted or within one year after the ISO was exercised, any gain realized upon the subsequent disposition of the shares will be characterized as long-term capital gain and any loss will be characterized as long-term capital loss. If both of these holding period requirements are not met, then a “disqualifying disposition” occurs and (a) the Participant recognizes ordinary income gain in the amount by which the fair market value of the shares at the time of exercise exceeded the exercise price for the ISO and (b) any remaining amount realized on disposition (except for certain “wash” sales, gifts or sales to related persons) will be characterized as capital gain or loss.

Share Appreciation Rights. A Participant to whom a SAR is granted will not recognize income at the time of grant of the SAR. Upon exercise of a SAR, the Participant must recognize taxable compensation income in an amount equal to the value of any cash or shares of common stock that the Participant receives. A SAR can also be considered non-qualified deferred compensation and subject to Section 409A of the Code. A SAR that does not meet the requirements of Section 409A of the Code can result in the acceleration of income recognition, an additional 20% tax obligation plus penalties and interest.

Restricted Shares, Restricted Share Units, Defined Share Units, and Performance Awards. In general, a Participant will not recognize income at the time of grant of restricted shares, restricted share units, defined share units or Performance Awards, unless the Participant elects with respect to restricted shares to accelerate income taxation to the date of the Award. In this event, a Participant would recognize ordinary income equal to the excess of the market value of the restricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature). In the absence of an election to accelerate income taxation to the date of an Award, a Participant must recognize taxable compensation income equal to the value of any cash or shares of common stock that the Participant receives when the Award vests. The same tax consequences apply to Performance Awards. Restricted share units can also be considered non-qualified deferred compensation and subject to Section 409A of the Code. A grant of restricted stock units that does not meet the requirements of Section 409A of the Code can result in the acceleration of income recognition, an additional 20% tax obligation plus penalties and interest.

Unrestricted Shares. A Participant will recognize income at the time of grant of unrestricted shares, in an amount equal to the excess of the market value of the unrestricted shares over any amount the Participant pays for them (in which case subsequent gain or loss would be capital in nature).

Special Tax Provisions. The Company may not be able to deduct the aggregate compensation in excess of $1,000,000 attributable to Awards that are not “performance-based” within the meaning of Code section 162(m) in certain circumstances. The 2009 Plan is not qualified under the provisions of Section 401(a) of the Code and is not subject to any provisions of the Employee Retirement Income Security Act of 1974.

Income Taxes and Deferred Compensation. The 2009 Plan provides that participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards (including any taxes arising under Section 409A of the Code), and that the Company will not have any obligation to indemnify or otherwise hold any Participant harmless from any or all of such taxes. Nevertheless, the 2009 Plan authorizes the Committee to organize any deferral program, to require deferral election forms, and to grant or to unilaterally modify any Award in a manner that (i) conforms with the requirements of Section 409A of the Code, (ii) that voids any Participant election to the extent it would violate Section 409A of the Code, and (iii) for any distribution election that would violate Section 409A of the Code, to make distributions pursuant to the Award at the earliest to occur of a distribution event that is allowable under Section 409A of the Code or any distribution event that is both allowable under Section 409A of the Code and is elected by the Participant, with the Committee’s consent, in accordance with Section 409A.

General Tax Law Considerations

The preceding paragraphs are intended to be merely a summary of certain important tax law consequences concerning a grant of options under the 2009 Plan and the disposition of shares issued thereunder in existence as of the date of this Proxy Statement. Special rules may apply to the Company’s officers, directors or greater than ten percent stockholders. Participants in the 2009 Plan should review the current tax treatment with their individual tax advisors at the time of grant, exercise or any other transaction relating to an Award or the underlying shares.

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Plan Benefits

Generally, awards granted under the Amended Plan are at the discretion of the administrator of the Amended Plan. As such, with the exception of grants that have already been made, it is not possible to determine the benefits or the amounts to be received under the Amended Plan by the Company's officers, employees, consultants or non-employee directors because the Amended Plan does not provide for set benefits or amounts with respect to awards granted under the Amended Plan, and we have not approved any awards that are conditioned on stockholder approval of this Proposal 3. Similarly, the benefits or amounts which would have been received by or allocated to executive officers and our other employees for the last completed fiscal year if the Amended Plan had been in effect cannot be determined.

As of August 14, 2014, there are no awards currently outstanding under the 2009 Plan. The following table sets forth the number of shares of our common stock underlying restricted stock units that have been granted (even if not currently outstanding) to each of the individuals and various groups indicated under the 2009 Plan since its assumption by the Company through August 14, 2014, the record date for the Annual Meeting. Other future awards that may be granted in the discretion of the administrator of the Amended Plan are not determinable.

Name of Individual or Identity of Group and Position	Number of Restricted Stock Units Granted*
Named Executive Officers
Andrew Gumaer (1) Chief Executive Officer of GAG, LLC	—
Harvey M. Yellen (2) President of GAG, LLC	—
Paul S. Erickson (3) Former Executive Vice President, Chief Financial Officer	—
Phillip J. Ahn Chief Financial Officer and Chief Operating Officer	—
All current executive officers, as a group (6 persons)	2,912
All current directors who are not executive officers, as a group (3 persons)	5,825
All other employees (including all current officers who are not executive officers) as a group	—

* The Company previously delivered shares of our common stock, or withheld shares of our common stock for the payment of taxes, upon the vesting of the restricted stock units listed above; as such, no such restricted stock units are currently outstanding and therefore no value is listed for such awards. Certain shares of our common stock otherwise receivable from such restricted stock units were withheld for the payment of taxes in connection with the vesting thereof and returned to the 2009 Plan in accordance with its terms. As no such grants were outstanding at the time of the Company’s 1 for 20 reverse stock split on June 3, 2014, the number of restricted stock units above is shown for illustrative purposes only by adjusting the aggregate original shares amounts for each such category for the reverse stock split and rounding down to the nearest whole share.

(1) Mr. Gumaer served as Chief Executive Officer and Chairman of the Company until June 2014. Following the BRC Acquisition in June 2014, Mr. Gumaer continues to serve as the Chief Executive Officer of GAG, LLC and no longer serves as the Company’s Chairman and Chief Executive Officer.

(2) Mr. Yellen served as Vice Chairman and President of the Company until June 2014. Following the BRC Acquisition in June 2014, Mr. Yellen continues to serve as the President of GAG, LLC and no longer serves as the Company’s President and Vice-Chairman.

(3) Mr. Erickson’s employment with the Company ceased on April 12, 2013.

Vote Required and Board of Directors’ Recommendation

Approval of this proposal requires the affirmative vote of a majority of the shares represented at the Annual Meeting and entitled to vote on the proposal. Abstentions and broker non-votes will not affect the outcome of the vote on this proposal.

The Board of Directors recommends that you vote “FOR” approval of the amendment and restatement of the 2009 Plan and the approval of the possible performance measures thereunder.

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PROPOSAL NO. 4

AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY OUR BOARD

The Board proposes to amend our Certificate of Incorporation to phase out the present three-year, staggered terms of our directors and instead provide for the annual election of directors.

Current Structure

Currently, pursuant to Article 6.B of our Certificate of Incorporation, our Board is divided into three classes, with directors elected to staggered three-year terms. The classification of the Board results in staggered elections, with a different class of directors standing for election each year.

Purpose of the Declassification

Our Board is committed to strong corporate governance policies and regularly considers and evaluates a broad range of corporate governance issues affecting the Company. Our Board recognizes that a classified structure may offer several advantages, such as promoting board continuity and stability, enhancing long-term planning, ensuring directors serving on our board have substantial knowledge of the Company and increasing the protection against potentially abusive and unfair takeover tactics. Our Board also recognizes that a classified structure may appear to reduce directors’ accountability to stockholders, since such a structure does not enable stockholders to express a view on each director’s performance by means of an annual vote. After consideration of the foregoing and other factors, our Board believes that the benefits of moving to annual elections outweigh the reasons for keeping a classified board. Accordingly, on August 13, 2014, the Board unanimously approved the proposed amendment to our Certificate of Incorporation (subject to and contingent upon stockholder approval thereof) and recommended that a proposal to adopt the amendment to the Certificate of Incorporation be submitted to our stockholders at the Annual Meeting.

Effects of the Declassification

If the proposed amendment to the Certificate of Incorporation is approved, each director elected after the amendment becomes effective will be elected to one-year terms of office expiring at the next annual meeting of stockholders. Directors who have been elected to three-year terms prior to the effectiveness of the amendment, including directors elected at the Annual Meeting, would complete those three-year terms, and thereafter would be eligible for annual re-election after completion of their current terms. Therefore:

•	The directors elected at the Annual Meeting will be elected to three-year terms, expiring at the 2017 Annual Meeting of Stockholders.

•	The terms of the directors elected at the 2013 Annual Meeting of Stockholders will expire at the 2016 Annual Meeting of Stockholders.

•	The terms of the directors elected at the 2012 Annual Meeting of Stockholders will expire at the 2015 Annual Meeting of Stockholders.

•	Beginning with the 2017 Annual Meeting of Stockholders, the Board will be completely declassified and all directors will be subject to annual election to one-year terms.

Any director chosen as a result of a newly created directorship or to fill a vacancy on the Board (regardless of if such director’s predecessor was serving a three year term) would hold office until the next annual meeting of stockholders. Further, Delaware law provides that directors serving on boards of directors that are not classified may be removed with or without cause, whereas currently our directors can be removed only for cause since the Board is classified. Following the effectiveness of the amendment, stockholders would be permitted to remove directors elected to one-year terms with or without cause. Directors previously elected for and serving out the remainder of a three-year term would continue to be removable only for cause. If the Company’s stockholders do not approve the amendment, the Board will remain classified.

This description of the effects of the proposed amendment to the Certificate of Incorporation is a summary and is qualified by the full text of the proposed amendment, which is attached to this Proxy Statement as Appendix B, with additions indicated by underlined text and deletions indicated by strikethrough text.

Corresponding Amendment to Bylaws

The Board has also approved conforming amendments to the Company’s Bylaws, contingent upon stockholder approval and implementation of the declassification amendment to the Certificate of Incorporation. If the Company’s stockholders do not approve the amendment to the Certificate of Incorporation, the corresponding amendment to the Company’s Bylaws will not be implemented.

Vote Required and Board of Directors’ Recommendation

In accordance with our Certificate of Incorporation, approval of this proposal requires the affirmative vote of at least a majority of the outstanding shares of our common stock. As a result, abstentions and broker non-votes will have the same effect as a vote against this proposal.

THE BOARD of directors RECOMMENDS A VOTE “FOR” THE PROPOSED AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO DECLASSIFY THE BOARD.

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CORPORATE GOVERNANCE

Corporate Governance Guidelines

Our Board of Directors has adopted corporate governance guidelines to assist it in the exercise of its responsibilities and to serve the interests of the Company and our stockholders. The corporate governance guidelines are available for review on our website at http://ir.greatamerican.com/governance.cfm.

Director Independence

Our Board of Directors has unanimously determined that three (3) of our directors, a majority of the Board, are “independent” directors as that term is defined by Nasdaq Marketplace Rule 5605(a)(2). In addition, based upon such standards, the Board determined that Messrs. Gumaer and Riley are not “independent” because they are employees of the Company.

Nominations for Directors

Our Corporate Governance Committee (“Corporate Governance Committee”) evaluates and recommends to the Board of Directors director nominees for each election of directors. In fulfilling its responsibilities, the Corporate Governance Committee considers the following factors: (i) demonstrated personal integrity and moral character; (ii) willingness to apply sound and independent business judgment for the long-term interests of the stockholders; (iii) relevant business or professional experience, technical expertise or specialized skills; (iv) personality traits and background that appear to fit with those of the other directors to produce a collegial and cooperative Board responsive to the Company’s needs; and (v) ability to commit sufficient time to effectively carry out the substantial duties of a director. The Corporate Governance Committee and the Board will not consider as a director candidate anyone who is an officer, director or principal of an enterprise which is in substantial competition with the Company. Other than the foregoing factors, there are no stated minimum criteria for director nominees. However, the Corporate Governance Committee may also consider such other factors as it may deem are in the best interests of the Company and its stockholders. The Corporate Governance Committee does, however, recognize that under applicable regulatory requirements at least one member of the Board must, and believes that it is preferable that more than one member of the Board should, meet the criteria for an “audit committee financial expert” as defined by Securities and Exchange Commission (“SEC”) rules. Further, although the Company does not have a formal diversity policy, the Corporate Governance Committee seeks to nominate a board of directors that brings to the Company a variety of perspectives, skills, expertise, and sound business understanding and judgment, derived from business, professional, governmental, finance, community and industry experience.

The Corporate Governance Committee identifies nominees by first evaluating the current members of the Board of Directors willing to continue in service. Current members of the Board of Directors with skills and experience that are relevant to the Company’s business and who are willing to continue in service are considered for re-nomination, balancing the value of continuity of service by existing members of the Board of Directors with that of obtaining a new perspective. If any member of the Board of Directors up for re-election at an upcoming annual meeting of stockholders does not wish to continue in service, the Corporate Governance Committee identifies the desired skills and experience of a new nominee in light of the criteria above. If the Corporate Governance Committee believes that the Board of Directors requires additional candidates for nomination, the committee may explore alternative sources for identifying additional candidates. This may include engaging, as appropriate, a third party search firm to assist in identifying qualified candidates.

The Corporate Governance Committee reviews all nominees, including those recommended by stockholders, for nomination by the Board in accordance with the above requirements and qualifications to determine whether they possess attributes the Corporate Governance Committee believes would be most beneficial to the Company. The Corporate Governance Committee will select qualified candidates and make its recommendations to the Board, which will formally decide whether to nominate the recommended candidates for election to the Board. Stockholders may recommend nominees for consideration by the Corporate Governance Committee by submitting the names and the following supporting information to the Company’s Secretary: Corporate Secretary, Stockholder Nominations, Great American Group, Inc., 21860 Burbank Blvd., Suite 300 South, Woodland Hills, CA 91367. The submissions should include a current resume of the candidate and statement describing the candidate’s qualifications and contact information for personal and professional references. The submission should also include the name and address of the stockholder who is submitting the nominee, the number of shares which are owned of record or beneficially by the submitting stockholder and a description of all arrangements or understandings between the submitting stockholder and the candidate.

Our Bylaws provide that any stockholder who is entitled to vote at the annual meeting and who complies with the notice requirements described below may nominate persons for election to the Board of Directors. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days or more than 90 days prior to the first anniversary of the date on which we first mailed our proxy materials (or, in the absence of proxy materials, our notice of meeting) for the previous year’s annual meeting of stockholders. However, if our annual meeting is more than thirty (30) days before or more than seventy (70) days after such anniversary date, notice by the stockholder to be timely must be delivered to our corporate secretary at our principal executive offices not later than the close of business not earlier than the 90th day prior to such annual meeting and not later than the later of (1) the 60th day prior to such annual meeting or (ii) the 10th day following the day on which public announcement of the date of such meeting is first made.

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The stockholder’s notice relating to director nomination(s) shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class and number of shares of our capital stock which are beneficially owned by the person, and (iv) any other information relating to the person that is required to be disclosed in solicitations for proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”); (b) as to the stockholder giving the notice, (i) the name and record address of the stockholder, (ii) the class and number of shares of our capital stock which are beneficially owned by the stockholder, (iii) a representation that the stockholder is a holders of record of our capital stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to propose such nomination and (iv) a representation whether the stockholder or beneficial owner, if any, intends or is part of a group which intends (a) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of our outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (b) otherwise to solicit proxies from stockholders in support of such nomination. These notice requirements are deemed satisfied if the stockholder notifies us that he or she intends to present a nomination at the annual meeting in compliance with SEC rules and such stockholder’s nomination has been included in a proxy statement that has been prepared by us.

Stockholder Communications with Directors

Stockholders may communicate with the Board of Directors by sending a letter to the Corporate Secretary, Stockholder Communications of Great American Group, Inc., 21860 Burbank Blvd., Suite 300 South, Woodland Hills, CA 91367. Each communication must set forth the name and address of the stockholder on whose behalf the communication is sent and should indicate in the address whether the communication is intended for the entire Board, the non-management directors as a group or an individual director. Each communication will be screened by the Secretary or his designee to determine whether it is appropriate for presentation to the Board or such director(s). Examples of inappropriate communications include junk mail, spam, mass mailings, resumes, job inquiries, surveys, business solicitations and advertisements, as well as unduly hostile, threatening, illegal, unsuitable, frivolous, patently offensive or otherwise inappropriate material. Communications determined to be appropriate for presentation to the Board or the director(s) to whom it is addressed will be submitted to the Board or such director on a periodic basis. Any communications that concern complaints regarding accounting, internal controls or auditing matters will be handled in accordance with procedures adopted by the Audit Committee.

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, officers and employees. The Code of Business Conduct and Ethics is available for review on our website at http://ir.greatamerican.com/governance.cfm, and is also available in print, without charge, to any stockholder who requests a copy by writing to us at Great American Group, Inc., 21860 Burbank Boulevard, Suite 300 South, Woodland Hills, CA 91367, Attention: Investor Relations. Each of our directors, employees and officers, including our Chief Executive Officer, Chief Financial Officer, Chief Accounting Officer and Corporate Controller, and all of our other principal executive officers, are required to comply with the Code of Business Conduct and Ethics. There have not been any waivers of the Code of Business Conduct and Ethics relating to any of our executive officers or directors in the past year.

Meetings and Committees of the Board

Our Board is responsible for overseeing the management of our business. We keep our directors informed of our business at meetings and through reports and analyses presented to the Board and the committees of the Board. Regular communications between our directors and management also occur apart from meetings of the Board and committees of the Board.

Meeting Attendance

Our Board normally meets quarterly, but may hold additional meetings as required. During fiscal year 2013, the Board held four regularly scheduled meetings. Each of our directors attended at least 75% of the Board meetings he was eligible to attend and each director attended at least 75% of the aggregate of the total number of Board meetings and meetings of each committee of the Board on which he was serving. We do not have a policy requiring that directors attend our annual meeting of stockholders. Four of our directors attended our 2013 annual meeting of stockholders.

Committees of the Board of Directors

Our Board currently has three standing committees to facilitate and assist the Board in the execution of its responsibilities: the Audit Committee, the Compensation Committee and the Corporate Governance Committee.

Audit Committee

Our Audit Committee is composed of Messrs. Matthew J. Hart (Chairperson), Richard L. Todaro and Hugh G. Hilton. Our Board has affirmatively determined that each member of the Audit Committee is independent under Nasdaq Marketplace Rule 5605(a)(2), and meets all other qualifications under Nasdaq Marketplace Rule 5605(e) and the applicable rules of the SEC. Our Board has also affirmatively determined that Matthew J. Hart qualifies as an “audit committee financial expert” as such term is defined in Regulation S-K under the Securities Act of 1933. During 2013, the Audit Committee held four meetings.

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The Audit Committee acts pursuant to a written charter, which is available for review on our website at http://ir.greatamerican.com/governance.cfm. The responsibilities of the Audit Committee include overseeing, reviewing and evaluating our financial statements, accounting and financial reporting processes, internal control functions and the audits of our financial statements. The Audit Committee is also responsible for the appointment, compensation, retention, and as necessary, the termination of our independent auditors.

Compensation Committee

Our Compensation Committee is composed of Messrs. Hugh G. Hilton (Chairperson) and Matthew J. Hart. Our Board has affirmatively determined that each member of the Compensation Committee is independent as such term is defined under Nasdaq Marketplace Rule 5605(a)(2). During 2013, the Compensation Committee met two times. Our Board has adopted a charter for the Compensation Committee which is available for review on our website at http://ir.greatamerican.com/governance.cfm. The Compensation Committee reviews and makes recommendations to our Board concerning the compensation and benefits of our executive officers, including the Chief Executive Officer, and directors, oversees the administration of our stock option and employee benefits plans, and reviews general policy relating to compensation and benefits.

Corporate Governance Committee

Our Corporate Governance Committee is composed of Messrs. Matthew J. Hart (Chairperson) and Hugh G. Hilton. Our Board has determined that each member of the Corporate Governance Committee is independent under Nasdaq Marketplace Rule 5605(a)(2). The Corporate Governance Committee evaluates and recommends to the Board nominees for each election of directors. The Corporate Governance Committee met one time in 2013. Our Board has adopted a charter for the Corporate Governance Committee and a copy of that charter is available for review on our website at http://ir.greatamerican.com/governance.cfm. The responsibilities of the Corporate Governance Committee include making recommendations to the Board with respect to the nominations or elections of directors and providing oversight of our corporate governance policies and practices.

Board Leadership Structure

Pursuant to our Corporate Governance Guidelines and Bylaws, the Board may, but is not required to, select a Chairman of the Board on an annual basis. In addition, the positions of Chairman of the Board and Chief Executive Officer may be filled by one individual or two different individuals. Mr. Riley, our Chief Executive Officer, currently serves as Chairman of our Board.

The Board has determined that its current structure, with a combined Chairman and Chief Executive Officer and independent directors as members of each Board committee, is in the best interests of our company and our stockholders. The Board believes that combining the Chairman and Chief Executive Officer positions is currently the most effective leadership structure for our company given Mr. Riley’s in-depth knowledge of many of the businesses and industries in which we operate, his ability to formulate and implement strategic initiatives, and his extensive contact with and knowledge of certain of our customers. In addition, as a member of our Board of Director’s since 2009 and Chairman and Chief Executive Officer of B. Riley & Co., LLC since founding the stock brokerage firm in 1997, Mr. Riley provides important continuity in the operation of our business and its oversight by our Board. His knowledge and experience, as well as his role as our Chief Executive Officer, provide that he is in a position to elevate the most critical business issues for consideration by our independent directors.

We believe that the independent nature of the Board committees, as well as the practice of our independent directors regularly meeting in executive session without Mr. Riley, Mr. Gumaer or other members of our management present, ensures that our Board maintains a level of independent oversight of management that we believe is appropriate for our company. We do not have a lead independent director; however, pursuant to our Corporate Governance Guidelines, the Board may at any time decide to appoint a Presiding Director to provide leadership of executive sessions of the Board and consult with the Chairman with respect to matters to be brought before the Board, should it believe that such an appointment would be beneficial to the company and its stockholders.

Board Role in Risk Management

The Board as a whole has responsibility for risk oversight, with reviews of certain areas being conducted by the relevant Board committees. These committees then provide reports to the full Board. The oversight responsibility of the Board and its committees is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment, and management of critical risks and management’s risk mitigation strategies. These areas of focus include strategic, operational, financial and reporting, succession and compensation, and other risks. The Board and its committees oversee risks associated with their respective areas of responsibility, as summarized below. Each committee meets in executive session with key management personnel and representatives of outside advisors as required.

Board/Committee	Primary Areas of Risk Oversight
Full Board	Risks and exposures associated with our business strategy and other current matters that may present material risk to our financial performance, operations, prospects or reputation.
Audit Committee	Overall risk management profile and policies with respect to risk assessment and risk management, material pending legal proceedings involving the Company, other contingent liabilities, as well as other risks and exposures that may have a material impact on our financial statements.
Compensation Committee	Risks and exposures associated with management succession planning and executive compensation programs and arrangements, including incentive plans.
Corporate Governance Committee	Risks and exposures associated with director succession planning, corporate governance, and overall board effectiveness.

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Certain Relationships and Related Party Transactions

Other than as described below, since the beginning of fiscal year 2012, there were no transactions to which the Company was or is a party or currently proposed transactions which the Company is to be a party in which the amount involved exceeds $120,000 and in which any director, officer or beneficial holder of more than 5% of any class of our voting securities or member of such person’s immediate family had or will have a direct or indirect material interest.

Mark Weitz, our former President, Wholesale and Industrial Services, is the brother-in-law of Andrew Gumaer, a director of the Company and Chief Executive Officer of GAG, LLC. Mr. Weitz’s total compensation, consisting of base salary, bonus, auto allowance, company paid medical, dental and life and disability insurance, and above market interest on nonqualified deferred compensation in fiscal 2012 for services rendered to us was $332,731. Mr. Weitz participated in various employee benefit programs of the Company, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under the plans generally available to all other salaried employees. Mr. Weitz also is a Phantom Equityholder and received additional consideration as more fully described below. Mr. Weitz’s received total compensation of $244,261 in 2013, including $158,654 in severance payments pursuant to a severance agreement and general release between Mr. Weitz and the Company entered into in February 2013 in connection with the cessation of his employment with the Company on February 4, 2013. In addition to the foregoing, the Company paid 100% of the COBRA continuation premium for Mr. Weitz for a period of eleven months ending on January 31, 2014.

Brian Yellen, our Executive Vice President, is the son of Harvey M. Yellen, our Vice Chairman, President and director. Mr. B. Yellen’s total compensation, consisting of base salary, bonus, commissions, auto allowance, company paid medical, dental and life and disability insurance, and above market interest on nonqualified deferred compensation, in fiscal 2013 and 2012 for services rendered to us was $649,476 and $483,525, respectively. Mr. B. Yellen participates in various employee benefit programs of the Company, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under the plans generally available to all other salaried employees. Mr. B. Yellen also is a Phantom Equityholder and received additional consideration as more fully described below. Mr. B. Yellen’s annual base salary for fiscal 2014 is $200,000, plus an annual auto allowance of $10,800.

Sandy Feldman, our Senior Vice President, is the son-in-law of Harvey M. Yellen. Mr. Feldman’s total compensation, consisting of base salary, bonus, commissions, auto allowance, company paid medical, dental and life and disability insurance in fiscal 2013 and 2012 for services rendered to us was $222,793 and $291,959, respectively. Mr. Feldman participates in various employee benefit programs of the Company, including health insurance benefits, life insurance benefits, and group life and long-term disability coverage, under the plans generally available to all other salaried employees. Mr. Feldman’s annual base salary for fiscal 2014 is $190,000, plus an annual auto allowance of $10,800.

The Acquisition

Except as otherwise required by the context, references in this Proxy Statement to:

•	“Great American,” “the “Company,” “we,” “us” or “our” refer to the combined business of Great American Group, Inc. and all of its subsidiaries after giving effect to (i) the contribution to Great American Group, Inc. of all of the membership interests of GAG, LLC by the members of GAG, LLC, which transaction is referred to herein as the “Contribution”, and (ii) the merger of AAMAC with and into its wholly-owned subsidiary, AAMAC Merger Sub, Inc., referred to herein as “Merger Sub”, in each case, which occurred on July 31, 2009, referred to herein as the “Merger”. The Contribution and Merger are referred to herein collectively as the “Acquisition”;
•	“the Great American Members” refers to the members of GAG, LLC prior to the Acquisition;
•	“Phantom Equityholders” refers to certain members of senior management of GAG, LLC prior to the Acquisition that were participants in a deferred compensation plan.

On July 31, 2009, the Company, GAG, LLC and AAMAC completed the Acquisition pursuant to an Agreement and Plan of Reorganization, dated as of May 14, 2009, as amended (the “Purchase Agreement”). Pursuant to the Purchase Agreement, the Great American Members contributed all of their membership interests of GAG, LLC to the Company and AAMAC merged with and into Merger Sub. As a result of the Acquisition, GAG, LLC and AAMAC became subsidiaries of the Company.

Promissory Notes

In connection with the Acquisition, we issued certain subordinated unsecured promissory notes to the Great American Members and the Phantom Equityholders. We have entered into multiple amendments to and waivers of our obligations under such unsecured subordinated promissory notes issued since the Acquisition. As a result of these amendments and waivers, in 2010 the interest rate was reduced to 3.75% with respect to an aggregate of $52.4 million of the then-outstanding $55.6 million in promissory notes. In addition, the maturity date for the then-outstanding $47.0 million in notes payable to the Great American Members was extended to July 31, 2018, subject to annual prepayments based upon our cash flow, provided that we are not obligated to make such prepayments if our minimum adjusted cash balance is below $20.0 million.  The 2010 amendments and waivers also permitted us to defer the payment of interest owed under $52.4 million of the notes until July 31, 2011.

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Effective July 31, 2011, we entered into individual amendments with the Great American Members that increased the principal amount of the promissory notes for the $1.8 million of accrued interest that was due to them on July 31, 2011. The addition to the principal amount accrued interest at the note rate of 3.75% and continued to be subject to annual prepayments based upon our cash flow and the maintenance of a minimum adjusted cash balance as provided in the notes prior to the capitalization of the accrued interest. We were not required to make any principal prepayments under these notes for the fiscal years ended December 31, 2011, 2012 and 2013. Also effective July 31, 2011, we entered into agreements permitting us to defer payment of $1.4 million in interest owed to the Phantom Equityholders from July 31, 2011 to the fourth quarter of 2011. As of December 31, 2013, there was $50.5 million in aggregate principal amount outstanding under the notes payable of which $48.8 million of the principal amount was payable to the Great American Members and $1.7 million of the principal amount was payable to the Phantom Equityholders. Of this amount, $49.8 million accrued interest at 3.75% and $0.6 million accrued interest at 12.00%.

On January 31, 2014, the Company paid in full the $0.6 million of principal balance of the notes payable to the Phantom Equityholders that had the 12.0% interest rate. On June 5, 2014, the Company used $30.2 million of the net proceeds from the Private Placement (as defined below) to repay the notes payable to the Great American Members, Andrew Gumaer and Harvey M. Yellen. The $30.0 million principal payment and then outstanding accrued interest of $0.2 million retired the entire $48.8 face amount of outstanding notes payable to the Great American Members, Andrew Gumaer and Harvey M. Yellen. The discount of $18.8 million for the repayment of the notes payable has been recorded as a capital contribution to additional paid in capital in our consolidated financial statements. On July 31, 2014, the remaining outstanding principal amount of $1.1 million was paid in full to the Phantom Equityholders. As of August 1, 2014, there is no remaining outstanding principal or interest payable on these notes payable.

The consideration received in fiscal years 2012 and 2013 in connection with the subordinated unsecured promissory notes by each of the Great American Members and Phantom Equityholders who were executive officers, directors or immediate family members of the foregoing since the beginning of fiscal year 2012 is as follows:

Phantom Equity-holder	Year	Consideration (in the form of Interest Earned on the Promissory Notes) (4)	Consideration (in the form of Principal Payments Paid on the Promissory Notes) (5)	Total Consideration on the Promissory Notes (6)	Principal Balance outstanding on the Promissory Notes at December 31 (7)

Former Great American Members
Andrew Gumaer	2013	$914,224	$—	$914,224	$24,379,316
	2012	914,224	—	914,224	24,379,316
Harvey M. Yellen	2013	$914,224	$—	$914,224	$24,379,316
	2012	914,224	—	914,224	24,379,316

Phantom Equityholders
Scott Carpenter	2013	$63,303	$333,701	$397,004	$333,702
	2012	103,393	333,701	437,094	667,403
Paul Erickson (1)	2013	$18,683	$315,162	$333,845	$315,163
	2012	30,515	315,162	345,677	630,325
Lester Friedman	2013	$17,584	$296,623	$314,207	$296,624
	2012	28,720	296,623	325,343	593,247
Mark Weitz (2)	2013	$17,584	$296,623	$314,207	$296,624
	2012	28,720	296,623	325,343	593,247
Brian Yellen (3)	2013	$10,441	$176,120	$186,561	$176,120
	2012	17,053	176,120	193,173	352,240

(1)	Mr. Erickson’s employment with the Company ceased on April 12, 2013.
(2)	Mr. Weitz is the brother-in-law of Andrew Gumaer, a director of the Company and the Chief Executive Officer of GAG, LLC. Mr. Weitz’s employment with the Company ceased on February 4, 2013.
(3)	Mr. Yellen is the son of Harvey M. Yellen, President of GAG, LLC.
(4)	Consideration represents interest earned on the promissory notes for the fiscal years ended December 31, 2013 and 2012.
(5)	Consideration represents principal payments on the promissory notes for the fiscal years ended December 31, 2013 and 2012.
(6)	Total consideration represents the sum of interest earned on the promissory notes and principal payments on the promissory notes for the fiscal years ended December 31, 2013 and 2012.
(7)	The principal balance outstanding for Mr. Carpenter was paid in full on January 31, 2014, the principal balance for Andrew Gumaer and Harvey M. Yellen was paid in full on June 5, 2014, and the principal balance for Messrs. Erickson, Freidman, Weitz and B. Yellen was paid in full on July 31, 2014.

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Escrow Agreements

In connection with the consummation of the Acquisition, GAG, Inc. entered into that certain Escrow Agreement, dated as of July 31, 2009 (the “Escrow Agreement”), with GAG, LLC, the Great American Members and Continental Stock Transfer & Trust Company, as escrow agent, to provide a fund (a) to secure the indemnification obligations of Great American to AAMAC against losses that the Company, as the surviving entity of the Acquisition, may sustain as a result of (i) the inaccuracy or breach of any representation or warranty made by Great American in the Purchase Agreement or any schedule or certificate delivered by Great American in connection with the Purchase Agreement and (ii) the non-fulfillment or breach of any covenant or agreement made by Great American in the Purchase Agreement, (b) to offset against any working capital shortfall pursuant to the Purchase Agreement or (c) to offset against any inventory amount shortfall. Pursuant to the Escrow Agreement, the Great American Members placed in escrow an aggregate of 75,000 shares of the Company’s common stock (the “Escrowed Indemnification Stock”).

On April 30, 2010 and 2011, 3,600 and 5,400 shares of the Escrowed Indemnification Stock, respectively, were released from escrow to the Phantom Equityholders. The remaining 66,000 shares that are currently held in escrow are reserved to offset against any inventory amount shortfall pursuant to the Escrow Agreement until the date that all of the specified inventory assets of Great American are sold. These shares will remain in escrow until such claims are resolved, at which time the remaining Escrowed Indemnification Stock shall be promptly returned to the Great American Members.

Private Placement

On June 5, 2014, the Company closed a private placement (the “Private Placement”) pursuant to which it received aggregate gross proceeds of approximately $51.4 million through the issuance and sale to 53 accredited investors (collectively, the “Investors”) of an aggregate of 10,289,300 shares of the Company’s common stock (collectively, the “Private Placement Shares”) at a purchase price of $5.00 per share. The Private Placement was completed pursuant to the terms and provisions of a securities purchase agreement entered into among the Company and the Investors on May 19, 2014 (the “Securities Purchase Agreement”). Effective as of the closing of the Private Placement, the Company entered into a registration rights agreement with the Investors (the “Registration Rights Agreement”) pursuant to which the Company is obligated, subject to certain conditions, to file with the SEC one or more registration statements to register the Private Placement Shares and certain shares of common stock to be issued as Acquisition Consideration (as defined in the Acquisition Agreement, as defined below) at the initial closing of the BRC Acquisition (the “Acquisition Shares”) for resale under the Securities Act of 1933, as amended (the “Securities Act”), and to maintain the effectiveness of all such registration statements until the earlier of June 18, 2019 or such time as the Private Placement Shares and Acquisition Shares registered thereunder have been sold or become eligible for sale without restriction under Rule 144 promulgated under the Securities Act. Certain related parties participated in the Private Placement as Investors as set forth below:

Name of Purchaser	Relationship to the Company	No. of Shares Purchased	Aggregate Purchase Price
Elliott International, L.P. (1)	Greater than 5% Stockholder*	1,315,400	$6,577,000
Elliott Associates, L.P. (2)	Greater than 5% Stockholder*	684,600	$3,423,000
Lloyd I. Miller III	Greater than 5% Stockholder*	600,000	$3,000,000
Lloyd I. Miller Trust A-4	Greater than 5% Stockholder*	500,000	$2,500,000
MILFAM II L.P.	Greater than 5% Stockholder*	600,000	$3,000,000
Susan F. Miller	Greater than 5% Stockholder*	200,000	$1,000,000
Marli B. Miller Managed Custody	Greater than 5% Stockholder*	100,000	$500,000
DJ Fund Investments LLC: Series E	Greater than 5% Stockholder*	2,000,000	$10,000,000
Nokomis Capital Master Fund, L.P. (3)	Greater than 5% Stockholder*	1,200,000	$6,000,000
Dialectic Antithesis Partners, LP	Greater than 5% Stockholder*	325,149	$1,625,747
Dialectic Capital Partners, LP	Greater than 5% Stockholder*	133,890	$669,448
Dialectic Offshore, Ltd.	Greater than 5% Stockholder*	340,961	$1,704,805
Robert Antin Children Irrevocable Trust	(4)	200,000	$1,000,000
Riley Family Trust dtd 6/20/89 modified 4/29/94, 8/31/2000 and 1/25/07	(5)	200,000	$1,000,000
Andrew Gumaer	Executive Officer and Director	336,000	$1,680,000
Scott Keith Carpenter	Executive Officer	42,800	$214,000
Phillip J. Ahn	Executive Officer	15,000	$75,000
Hugh Hilton	Director	10,000	$50,000
Matthew J. Hart	Director	10,000	$50,000
John Ahn	Brother of Executive Officer (Phillip J. Ahn)	68,800	$344,000

*	Each such Investor is individually, or when such Investor’s shares are aggregated with all other members of an associated “group” (as that term is used in Section 13(d)(3) of the Exchange Act), the beneficial owner of more than five percent of the Company’s common stock.
(1)	All 1,315,400 of such shares were transferred from Elliott International, L.P. to Middleton International Limited pursuant to a Stock Transfer Agreement, dated as of June 30, 2014.
(2)	All 684,600 of such shares of our common stock were transferred from Elliott Associates, L.P. to The Liverpool Limited Partnership pursuant to a Stock Transfer Agreement, dated as of June 30, 2014.
(3)	70,276 shares of such shares of our common stock were transferred from Nokomis Capital Master Fund, L.P. to Moussescapade, L.P. pursuant to a Stock Transfer Agreement, dated as of July 30, 2014.
(4)	Bryant R. Riley, the trustee of the Investor, currently serves as and has served since June 18, 2014 as, the Chief Executive Officer and Chairman of the Board of the Company. Mr. Riley has also served as a member of the Board of Directors of the Company since 2009. Mr. Riley has the power to vote or dispose of the securities held of record by the Investor and may be deemed to beneficially own those securities.
(5)	Richard Riley, the trustee of the Investor, is the father of Bryant R. Riley (the Company’s Chief Executive Officer and Chairman), and has the power to vote or dispose of the securities held of record by the selling stockholder and may be deemed to beneficially own those securities.

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BRC Acquisition

On June 18, 2014, we completed the initial closing of the BRC Acquisition pursuant to the terms of the Acquisition Agreement (the “Acquisition Agreement”), dated as of May 19, 2014, by and among the Company, Darwin Merger Sub I, Inc., a wholly owned subsidiary of the Company, B. Riley Capital Markets, LLC, a wholly owned subsidiary of the Company (“BCM”), BRC, B. Riley & Co. Holdings, LLC (“BRH”), Riley Investment Management LLC (“RIM,” and collectively with BRC and BRH, the “B. Riley Entities”) and Bryant R. Riley (the principal owner of each of the B. Riley Entities). In connection with the BRC Acquisition, Darwin Merger Sub I, Inc. merged with and into BRC, and BRC subsequently merged with and into BCM, with BCM surviving as a wholly owned subsidiary of the Company. We completed the acquisitions of BRH, whose operations include asset management and financial advisory services, and RIM, which provides services to certain pooled investment vehicles, on August 1, 2014. The total preliminary purchase price for the B. Riley Entities was $26.4 million, which was paid at closing on June 18, 2014, in the form of 4,191,512 newly issued shares of our common stock. The fair value of the newly issued shares of the Company’s common stock for accounting purposes was determined based on the closing market price of the Company’s shares of common stock on the acquisition date, less a 25% discount for lack of marketability as the shares issued are subject to certain restrictions that limit their trade or transfer in the open market. Prior to the BRC Acquisition, Bryant R. Riley was a director and officer of, and the primary equity holder in, BRC and Thomas Kelleher was a director and officer of, and an equity owner in, BRC. In connection with the BRC Acquisition, on June 18, 2014 the Company issued (i) Mr. Kelleher 440,248 shares of the Company’s common stock in exchange for his ownership interests in BRC and (ii) Mr. Riley 3,751,264 shares of the Company’s common stock in exchange for his ownership interests in BRC. 628,727 of such shares issued to Mr. Riley have been placed into an escrow account governed by the terms and conditions of an escrow agreement, dated as of June 18, 2014 by and among the Company, Mr. Riley and Continental Stock Transfer & Trust Company, Inc., as escrow agent (the “Escrow Agreement”). Such escrowed shares will serve as security for the indemnification obligations of Mr. Riley and the B. Riley Entities pursuant to the Acquisition Agreement and any downward adjustment to the merger consideration as a result of the final working capital adjustment provided for in the Acquisition Agreement.

Effective upon the closing of the BRC Acquisition on June 18, 2014, (i) Bryant R. Riley was appointed as our Chief Executive Officer and Chairman, (ii) Andrew Gumaer will continue to serve as the Chief Executive Officer of GAG, LLC and no longer serves as the Company’s Chief Executive Officer and Chairman and (iii) Harvey M. Yellen will continue to serve as the President of GAG, LLC and no longer serves as the Company’s President and Vice-Chairman. As a result of the BRC Acquisition, Bryant R. Riley beneficially owns approximately 24.7% of our outstanding common stock. In addition, new employment agreements became effective upon the closing of the BRC Acquisition for Messrs. Gumaer, Yellen and Riley. The new employment agreements with Messrs. Gumaer and Yellen reduced their annual salary collectively by approximately $0.7 million per year.

Procedures for Approval of Related Party Transactions

Under its charter, the Audit Committee is charged with reviewing all potential related party transactions. Our policy has been that the Audit Committee, which is comprised solely of independent, disinterested directors, reviews and then recommends such related party transactions to the entire Board for further review and approval. To the extent required, related party transactions are then reported under applicable SEC rules. Aside from this policy, we have not adopted additional procedures for review of, or standards for approval of, related party transactions, but instead review such transactions on a case-by-case basis.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers, directors and persons who beneficially own more than 10% of our common stock to file initial reports of ownership and reports of changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all Section 16(a) forms filed by such person.

Based solely on our review of such forms furnished to us and written representations from such reporting persons, we believe that all such filing requirements applicable to our executive officers, directors and more than 10% stockholders during fiscal year 2013 were met in a timely manner. A late Form 4 was filed by Scott K. Carpenter, our Executive Vice President, Retail Services, on May 21, 2014 to report the acquisition of certain shares in connection with the Acquisition. A late Form 4 was filed by Bryant R. Riley, our Chief Executive Officer and Chairman, on June 20, 2014 to report the acquisition of shares in the Private Placement by a trust for which Mr. Riley serves as a trustee. A late Form 4 was filed by Thomas Kelleher, our President, on June 26, 2014 to report his acquisition of shares in connection with the BRC Acquisition.

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EXECUTIVE COMPENSATION

Executive Officers

Executive officers are elected by our Board and serve at its discretion. There are no familial relationships between any of our directors or our executive officers and any other director or executive officer. Set forth below is information regarding our executive officers as of August 31, 2014.

Name	Position	Age
Bryant R. Riley	Chairman and Chief Executive Officer	47
Thomas J. Kelleher	President	47
Andrew Gumaer	Chief Executive Officer of GAG, LLC	54
Harvey M. Yellen	President of GAG, LLC	67
Phillip J. Ahn	Chief Financial Officer and Chief Operating Officer	44
Scott K. Carpenter	Executive Vice President, Retail Services	58

Messers. Riley’s, and Gumaer’s biographical information is included with those of the other members of our Board.

Thomas J. Kelleher has served as our President since August 2014. Mr. Kelleher also serves as Chief Executive Officer of our wholly owned subsidiary B. Riley & Co., LLC. Prior to our acquisition of such entity in June 2014, Mr. Kelleher served as Chief Executive Officer of B. Riley & Co., LLC since 2006. From 1997 to 2006, Mr. Kelleher held other senior management positions with B. Riley & Co., LLC, including Chief Financial Officer and Chief Compliance Officer. He received his Bachelor of Science in Mechanical Engineering from Lehigh University.

Harvey M. Yellen has served as the President of GAG, LLC since June 2014 and Chairman of GAG, LLC since since we acquired such entity in July 2009. Mr. Yellen also served as a director of the Company from July 2009 through August 2014, as Vice Chairman and President of the Company from July 2009 until the initial closing of the BRC Acquisition in June 2014, and as our Chief Operating Officer from September 2010 to April 2013. Prior to July 2009, Mr. Yellen was a co-founder of GAG, LLC, had served as GAG, LLC’s Chairman since June 2007 and previously served as GAG, LLC’s President from June 2006 to June 2007 and the President of The Pride Capital Group, LLC, predecessor in interest to GAG, LLC, from 2002 to May 2006. Mr. Yellen was also the Executive Vice President of Garcel, Inc. from 1994 to 2002. Prior to beginning his services at Garcel, Inc., Mr. Yellen held senior management positions at various retail companies, including: Allied Department Stores, Sieferts/Spurgeons and Fashion Crossroads. Mr. Yellen received his Bachelor of Science in Business from Louisiana State University in 1968.

Scott K. Carpenter has served as our Executive Vice President, Retail Services since July 2009 and as GAG, LLC’s Executive Vice President and Director of Operations, Retail Services since June 2006. Prior to assuming his current responsibilities, Mr. Carpenter was the Senior Vice President of Operations of The Pride Capital Group, LLC, predecessor in interest to Great American, from 2001 to May 2006 and the Vice President of Operations of Garcel, Inc. from 1997 to 2000. From 1995 to 1997, Mr. Carpenter was responsible for operations in 155 Office Depot stores in 17 states as Regional Operations Manager. Prior to his service with Office Depot, Mr. Carpenter served as a Buyer and as Director of Store Operations of Hechinger stores in both domestic and international operations from 1987 to 1995. Mr. Carpenter also previously worked for Booz, Allen and Hamilton and McDonnell Aircraft Company. Mr. Carpenter received his Bachelor of Science in Economics from George Mason University in 1978 and earned a Master of Arts from George Mason University in 1982.

Phillip J. Ahn has served as our Chief Financial Officer and Chief Operating Officer since April 2013 and previously served as our Senior Vice President, Strategy and Corporate Development from February 2010 to April 2013. Prior to joining the Company, Mr. Ahn served as Vice President of Altpoint Capital Partners from June 2009 to February 2010 and as Vice President of Stone Tower Equity Partners from June 2007 to June 2009. Prior to 2007, Mr. Ahn served as Senior Investment Officer at the NY State Common Retirement Fund and also held investment banking positions at both Salomon Smith Barney and CIBC World Markets. Prior to starting his investment banking career, Mr. Ahn was a research analyst at Standard & Poor’s J.J. Kenny division. Mr. Ahn received his Bachelor of Arts in Economics from the University of Michigan in 1992 and his MBA in Finance from Columbia University in 1997, graduating with Beta Gamma Sigma honors. Mr. Ahn is a CFA charterholder and member of the NY Society of Security Analysts.

Significant Employees

Set forth below is information regarding our significant employees as of August 31, 2014.

Name	Position	Age
Lester M. Friedman	Managing Director, Great American Group Advisory and Valuation Services, LLC	54
Mark P. Naughton	Senior Vice President and General Counsel	52
Howard E. Weitzman	Senior Vice President, Chief Accounting Officer	52

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Lester M. Friedman has served as the Managing Director of Great American Advisory and Valuation Services, LLC since April 2009 and previously served as the Chief Executive Officer of Great American Advisory and Valuation Services, LLC from 2002 to April 2009 and as the Chief Operating Officer from 2000 to 2002. Prior to assuming his current responsibilities, Mr. Friedman was the Chief Operating Officer of the Garcel, Inc. Appraisal Division from 1996 to 2000 and the Chief Financial Officer of Garcel, Inc. from 1994 to 1996. Mr. Friedman was also the Controller and Director of Inventory Appraisal and Valuations for Gordon Brothers Partners. Mr. Friedman received his Bachelor of Business Studies in Accounting from the University of Massachusetts – Amherst in 1982 and was a Certified Public Accountant licensed in Massachusetts from 1982 to 1990 while he worked for Laventhol Horwath.

Mark P. Naughton has served as our Senior Vice President and General Counsel since July 2009, as Secretary since August 2009 and as GAG, LLC’s Senior Vice President and General Counsel since June 2006. Prior to assuming his current responsibilities, Mr. Naughton was the Vice President and General Counsel of The Pride Capital Group, LLC from May 2003 to May 2006 when The Pride Capital Group, LLC merged into Great American. Prior to joining Great American, Mr. Naughton was a partner in the Chicago office of Piper Rudnick (n/k/a DLA) from 1993 to May 2003 and was an associate from 1987 to 1993. Mr. Naughton received his Bachelor of Arts in History and Political Science from Marquette University in 1984 and earned a J.D. from Northwestern University in 1987.

Howard E. Weitzman has served as Senior Vice President, Chief Accounting Officer since December 2009. Prior to December 2009, Mr. Weitzman worked as a consultant from November 2008 assisting clients with financial reporting, internal controls, and compliance with Section 404 of the Sarbanes Oxley Act of 2002, including consulting for the Company from April 2009 on various accounting and financial reporting matters in connection with the Company’s transaction with AAMAC. From December 2006 to October 2008, Mr. Weitzman served as a Senior Manager in the SEC Services Group in the audit practice at Moss Adams, LLP. Mr. Weitzman also spent 12 years in public accounting at two “Big 4” accounting firms, most recently from 2003 to October 2005 as a Senior Manager in the financial services audit practice of Deloitte & Touche, LLP. Mr. Weitzman also held various senior financial management positions, including from 1994 to 2003, with Banner Holdings, Inc. as the Chief Financial Officer of Central Financial Acceptance Corporation and Controller and Principal Accounting Officer of Central Rents, Inc. Mr. Weitzman also served as a Senior Vice President and Chief Financial Officer of Peoples Choice Financial Corporation from October 2005 to October 2006. Mr. Weitzman received a B.S. in Accounting from California State University, Northridge and is a California licensed Certified Public Accountant.

Summary Compensation Table

The following table shows information concerning the annual compensation for services provided to us by our named executive officers during fiscal 2013 and 2012.

Name and Principal Position (1)	Year ($)	Salary ($)	Nonqualified Deferred Compensation Earnings ($) (2)	Nonequity Incentive Compensation ($) (3)	All Other Compensation ($) (4)	Total Compensation ($)

Andrew Gumaer	2013	627,000	—	—	41,500	668,500
Chief Executive Officer of GAG, LLC (5)	2012	500,000	—	—	41,971	541,971
Harvey M. Yellen	2013	627,000	—	—	35,803	662,803
President of GAG, LLC (6)	2012	500,000	—	—	36,056	536,056
Paul S. Erickson	2013	106,858	2,342	—	1,235,496	1,344,696
Former Executive Vice President, Chief Financial Officer (7)	2012	337,302	3,825	162,889	32,364	536,380
Phillip J. Ahn	2013	300,092	—	140,000	29,763	469,855
Chief Financial and Chief Operating Officer (8)	2012	225,000	—	225,000	26,964	476,964

(1)	The table above summarizes the total compensation earned by each of our named executive officers for the fiscal years ended December 31, 2013 and 2012.
(2)	The amounts listed in this column include nonqualified deferred compensation earnings which represents the above market earnings on the deferred compensation from the GAG, LLC Phantom Stock Plan. Earnings are for the fiscal years ended December 31, 2013 and 2012. Above market earnings is the amount earned at 12.0% that exceeds 120% of the applicable federal tax long–term rate.
(3)	The amounts listed in this column includes nonequity incentive compensation earned by each of our named executive officers for the fiscal years ended December 31, 2013 and 2012.
(4)	The amounts listed in this column includes other compensation detailed in the following table:

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	Year	Auto Allowance ($)	Company-paid Medical/Dental ($)	Life and Disability ($)	Severance ($)	Total ($)
Andrew Gumaer	2013	24,000	15,967	1,533	—	41,500
	2012	24,000	16,029	1,942	—	41,971
Harvey M. Yellen	2013	24,000	15,967	1,533	—	35,803
	2012	24,000	16,029	1,942		36,056
Paul S. Erickson	2013	4,800	5,455	666	1,224,575	1,235,496
	2012	14,400	16,029	1,935	—	32,364
Philip J. Ahn	2013	12,600	15,966	1,197	—	29,763
	2012	9,000	16,029	1,935	—	26,964

(5)	Mr. Yellen transitioned his responsibilities as Chief Operating Officer of the Company to Phillip Ahn on April 15, 2013, but continued to serve as Vice Chairman and President of the Company until June 2014. Following the BRC Acquisition in June 2014, Mr. Yellen continues to serve as the President of GAG, LLC and no longer serves as the Company’s President and Vice-Chairman.
(6)	Mr. Gumaer served as Chief Executive Officer and Chairman of the Company until June 2014. Following the BRC Acquisition in June 2014, Mr. Gumaer continues to serve as the Chief Executive Officer of GAG, LLC and no longer serves as the Company’s Chairman and Chief Executive Officer.
(7)	Mr. Erickson’s employment with the Company ceased on April 12, 2013.
(8)	Mr. Ahn was appointed Chief Financial and Chief Operating Officer on April 15, 2013.

Outstanding Equity Awards at December 31, 2013

There were no outstanding equity awards for our named executive officers as of December 31, 2013.

Role of Compensation Committee and Executive Officers in Compensation Decisions

The Compensation Committee has oversight responsibility for our executive compensation programs.  The Compensation Committee makes all compensation decisions for our Chief Executive Officer and other named executive officers and annually reviews their performance.  Such review includes an analysis of the Company’s performance and the performance of the Chief Executive Officer and other named executive officers with respect to matters including, but not limited to, the implementation of strategic and financial plan initiatives.

The Compensation Committee also reviews determinations of our Chief Executive Officer regarding all of the compensation of our other executive officers and provides guidance with respect thereto for consideration by our Chief Executive Officer.  Our Chief Executive Officer makes determinations regarding the compensation of all other executive officers due to his daily involvement with our executive team.  Our Chief Executive Officer annually reviews the performance of each other officer.

Role of Compensation Consultants in Compensation Decisions

The Compensation Committee did not utilize any compensation consultants in determining or recommending the amount and form of executive and director compensation for the fiscal year 2013.

Setting Executive Compensation

Based on the foregoing objectives, the Compensation Committee has structured our annual and long-term incentive-based executive compensation to motivate executives to achieve the business goals set by us and to reward the executives for achieving such goals. The structure of such compensation for many of our executive officers is set forth in such executive’s employment agreement with the Company. For more information regarding employment agreements for our named executive officers, see “Employment Agreements” below.

There is no pre-established policy or target for the allocation between short-term and long-term incentive compensation. Rather, the Compensation Committee reviews relevant information and market data for similar executives at other public companies of comparable size and in the same industry as the Company to determine the appropriate level and mix of incentive compensation. Income from such incentive compensation is realized as a result of the performance of the Company or the individual, depending on the type of program, compared to established goals.

Employment Agreements

On July 31, 2009, we entered into employment agreements with Messrs. Gumaer and Yellen. The employment agreements of Messrs. Gumaer and Yellen were amended and restated in their entirety on May 19, 2014, in connection with the BRC Acquisition, with changes effective as of June 18, 2014, the date of the initial closing of the BRC Acquisition. The terms and conditions of Messrs. Gumaer’s and Yellen’s agreements prior to such amendment and restatement were generally as follows:

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These agreements have no defined length of employment. Either party may terminate the employment relationship at any time, subject to possible severance payments as set forth below.

Pursuant to the terms of the employment agreements, the annual base salaries for Messrs. Gumaer and Yellen are subject to annual increases of no less than five percent. The agreements also provide for the award of an annual discretionary bonus. The Company provides Messrs. Yellen and Gumaer with monthly automobile allowances of $2,000.

Messrs. Gumaer and Yellen were each entitled to receive annual base salaries of at least $661,500 for the period from July 31, 2011 to July 31, 2012, $694,675 for the period from July 31, 2012 to July 31, 2013 and $729,303 for the period from July 31, 2013 to July 31, 2014 pursuant to the terms of their employment agreements; however, each accepted a reduced base salary of $392,308 for fiscal 2011, $500,000 for fiscal 2012, $627,000 for fiscal 2013 and $630,000 for fiscal 2014.

  Each employment agreement contains an indemnification provision wherein we promise to defend, indemnify, and hold the employee harmless to the fullest extent permitted by law against any and all liabilities incurred by the employee in connection with employment by us.

Severance will be owed if the employment relationship is terminated by us without cause or by the employee with “Good Reason,” or upon the death or disability of the employee. “Good Reason” is (i) a material diminution in the employee’s base salary, authority, duties, or responsibilities; (ii) a material diminution in the budget over which the employee retains authority; (iii) a material change in the geographic location at which the employee must perform services; or (iv) any other action or inaction that constitutes a material breach of the terms of the employment agreement. Severance for Messrs. Yellen, Gumaer, and Carpenter will be payment of the following amounts: a lump sum equal to two years of base salary; a lump sum equal to two times the highest annual bonus paid during the term of employment or two times the first target bonus in the event of termination prior to any bonus being paid; and a lump sum equal to 24 times the monthly COBRA premiums for employee and employee’s spouse and dependents.

Severance will not be owed if the employee terminates the employment relationship without Good Reason or if we terminate the relationship for “Cause.” “Cause” exists if the employee: (i) engages in gross misconduct or gross negligence in the performance of the employee’s duties or willfully and continuously failed or refused to perform any duties reasonably requested in the course of the employee’s employment consistent with the employee’s position with us; (ii) engages in fraud, dishonesty, or any other improper conduct that causes material harm to the Company or its business or reputation; (iii) materially breaches the employment agreement; or (iv) is convicted of, or pleads guilty or no contest to, a felony or crime involving dishonesty or moral turpitude (excluding traffic offenses).

Pursuant to the terms of the amended and restated employment agreements for Messrs. Gumaer and Yellen, from and after June 18, 2014, Messrs. Gumaer and Yellen will be entitled to receive an annual base salary of $300,000, subject to adjustment in the sole discretion of the Compensation Committee and, solely with respect to Mr. Yellen, decreasing to $200,000 on the first anniversary of the initial closing of the BRC Acquisition and $100,000 on the second anniversary of the initial closing of the BRC Acquisition. Such amended and restated employment agreements also provide for the award of an annual discretionary bonus and the reimbursement of certain business expenses. Each such amended and restated employment agreement also contains an indemnification provision wherein the Company promises to defend, indemnify, and hold the respective employee harmless to the fullest extent permitted by law against any and all liabilities incurred by such employee in connection with employment by the Company. The term of each such amendment and restated employment agreement is three years from June 18, 2014, which term shall be automatically extended for one year terms, unless either party gives the other party not less than 90 days’ prior written notice of the intention to not extend such amendment and restated employment agreement automatically.

The Company also entered into an employment agreement with Mr. Erickson on July 31, 2009 on substantially the same terms as described above for Messrs. Gumaer and Yellen (prior to the amendment and restatement). Pursuant to such agreement Mr. Erickson was entitled to receive an annual base salary of at least $330,750 for the period from July 31, 2011 to July 31, 2012, $347,288 for the period from July 31, 2012 to July 31, 2013 and $364,652 for the period from July 31, 2013 to July 31, 2014. Mr. Erickson also was entitled to receive during such time periods a monthly automobile allowance of $1,200. Mr. Erickson’s employment relationship with the Company ceased on April 12, 2013. In connection with his departure, Mr. Erickson was paid severance benefits in accordance his employment agreement of $1,224,575, which was equal to the sum of two years of base salary, two times the highest annual bonus paid during the term of employment or two times the first target bonus in the event of termination prior to any bonus being paid, and 24 times the monthly COBRA premiums for Mr. Erickson and his spouse and dependents.

The Company has not entered into an employment agreement with Mr. Ahn.

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Equity Compensation Plan Information

Information about our equity compensation plans at December 31, 2013 is as follows:

Number of Securities
	Number of Shares to		Remaining Available for
	be Issued Upon	Weighted-	Future Issuance Under
	Exercise of	Average Exercise	Equity Compensation
	Outstanding	Price of	Plans (excluding
	Options, Warrants	Outstanding	securities reflected in
Plan Category	and Rights (a)	Options (b)	column (a)) (c)
Equity compensation plans approved by our stockholders (1)	—	—	380,967
Equity compensation plans not approved by our stockholders (2)	—	—	—
Total	—	—	380,967

(1)	Includes our 2009 Stock Incentive Plan.
(2)	All of our equity compensation plans were approved by our stockholders.

For more information on our equity compensation plans, see Note 15 of our Notes to Consolidated Financial Statements for the fiscal year ended December 31, 2013.

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DIRECTOR COMPENSATION

We use cash based compensation to attract and retain qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that our directors expend in fulfilling their duties to our Company, the skill level required by our members of the Board and other relevant information. The Compensation Committee, consisting solely of independent directors, has the primary responsibility for reviewing and considering any revisions to director compensation. The Board reviews the Compensation Committee’s recommendations and determines the amount of director compensation. The Company does not pay its management directors for Board service in addition to their regular employee compensation.

Each of our non-employee directors receives annual fees of $60,000, payable in quarterly installments, and the chairperson of our audit committee, compensation committee and corporate governance committee receives annual fees of $18,000, $12,000 and $6,000, respectively. In addition, each of our non-employee directors that is a member of the audit committee, compensation committee and corporate governance committee receives annual fees of $9,000, $6,000 and $3,000, respectively.

The following table summarizes the total compensation that our directors (other than directors who are named executive officers) earned during the fiscal year ended December 31, 2013 for services rendered as members of our Board.

Name (1)	Fees Earned or Paid in Cash ($) (2)	Total ($)
Bryant R. Riley (3)	60,000	60,000
Mark D. Klein (4)	69,000	69,000
Hugh G. Hilton	84,000	84,000
Michael J. Levitt (5)	15,000	15,000
Matthew J. Hart	90,000	90,000

(1)	Andrew Gumaer, Chief Executive Officer of GAG, LLC and our Chief Executive Officer and Chairman until the initial closing of the BRC Acquisition on June 18, 2014, and Harvey M. Yellen, a director of the Company until his resignation from the Board on August 25, 2014, and President of GAG, LLC and our Vice Chairman and President until the initial closing of the BRC Acquisition on June 18, 2014, are not included in this table because they are employees of the Company and thus receive no additional compensation for services as a director. The compensation received by Messrs. Yellen and Gumaer as employees of the Company is shown in the Summary Compensation Table above.
(2)	Amount reflects fees paid in cash during 2013 for the named director for services on the Board.
(3)	Bryant R. Riley became our Chief Executive Officer and Chairman upon the initial closing of the BRC Acquisition on June 18, 2014.
(4)	Mr. Klein resigned from the Board effective August 22, 2014.
(5)	Mr. Levitt resigned from the Board effective January 31, 2013.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information concerning the beneficial ownership of the shares of our common stock as of August 31, 2014, by (i) each person we know to be the beneficial owner of 5% or more of the outstanding shares of our common stock; (ii) each executive officer listed in the Summary Compensation Table; (iii) each of our directors; and (iv) all of our executive officers and directors as a group. Unless otherwise indicated, the address of the individuals listed below is 21860 Burbank Blvd., Suite 300 South, Woodland Hills, CA 91367.

	Shares Beneficially Owned (2)
Name or Group of Beneficial Owners (1)	Number	Percent
Named Executive Officers:
Andrew Gumaer (3)	600,000	*
Harvey M. Yellen (4)	264,000	*
Phillip J. Ahn	15,000	*
Paul S. Erickson (5)	9,581	*

Directors:
Bryant R. Riley (6)	3,953,785	24.7%
Hugh G. Hilton (7)	12,021	*
Matthew J. Hart	12,521	*
Richard L. Todaro	1,152	*

Executive officers and directors as a group (9 persons):	5,349,233	33.5%

5% Stockholders:
Funds associated with Elliott Associates, L.P. (8)	2,306,450	14.4%
Nokomis Capital Master Fund, L.P. (9)	1,129,724	7.1%
Lloyd I. Miller, III and associated persons (10)	2,118,278	13.9%
DJ Investments LLC: Series E (11)	2,000,000	12.5%
Dialectic Funds (12)	800,000	5.0%

*	Represents less than 1%.
(1)	Unless otherwise indicated, the business address of each holder is c/o Great American Group, Inc., 21860 Burbank Blvd., Suite 300 South, Woodland Hills, CA 91367.
(2)	Applicable percentage ownership is based on 15,977,482 shares of our common stock outstanding as of August 31, 2014. Beneficial ownership is determined in accordance with the rules of the SEC and is based on voting and investment power with respect to shares, subject to the applicable community property laws. Shares of our common stock subject to options or other contractual rights currently exercisable, or exercisable within 60 days after August 31, 2014, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options, but are not deemed outstanding for computing the percentage ownership of any other person.
(3)	Mr. Gumaer served as Chief Executive Officer and Chairman of the Company until June 2014. Following the BRC Acquisition in June 2014, Mr. Gumaer continues to serve as the Chief Executive Officer of GAG, LLC and no longer serves as the Company’s Chief Executive Officer or Chairman. Represents 336,000 shares of our common stock held of record by Mr. Gumaer and 264,000 shares of our commons stock held of record by Andrew & Dana Gumaer as Trustees for the Gumaer Living Trust.
(4)	Mr. Yellen served as Vice Chairman and President of the Company until June 2014. Following the BRC Acquisition in June 2014, Mr. Yellen continues to serve as the President of GAG, LLC and no longer serves as the Company’s President or Vice-Chairman.
(5)	Mr. Erickson previously served as the Executive Vice President and Chief Financial Officer of the Company. Mr. Erickson’s employment with the Company ceased on April 12, 2013. Share information is based solely on the information provided on the Form 4 filed by Paul Erickson with the SEC on August 25, 2011.
(6)	Mr. Riley has served as a director of the Company since August 2009 and was appointed as the Chief Executive Officer and Chairman of the Company following the BRC Acquisition in June 2014. Share information is based solely on information provided on a Schedule 13D filed with the SEC on June 30, 2014 by Mr. Riley and a Form 4 filed with the SEC on August 27, 2014 by Mr. Riley. Represents 3,753,685 shares of our common stock held of record by Mr. Riley, 100 shares of our common stock held of record by the B. Riley and Co., LLC 401(k) Profit Sharing Plan (the “Riley Profit Sharing Plan”) and 200,000 shares of our common stock held of record by the Robert Antin Children Irrevocable Trust dtd 1/1/01 (the “Antin Trust”). Mr. Riley serves as the trustee of the Riley Profit Sharing Plan and the Antin Trust and, as such, has the power to vote or dispose of the securities held of record by each of the Riley Profit Sharing Plan and the Antin Trust and may be deemed to beneficially own such securities. The business address of each of Mr. Riley, the Riley Profit Sharing Plan and the Antin Trust is 11100 Santa Monica Blvd., Suite 800, Los Angeles, California 90025.
(7)	Represents 10,000 shares of our common stock held of record by Mr. Hilton and 2,021 shares of our common stock held of record by Alvarez & Marsal Capital Real Estate, LLC (“A&M”), of which Mr. Hilton is the Chief Executive Officer and may be deemed to share voting and investment power over the securities held by A&M.

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(8)	Based solely on information provided on a Schedule 13D/A filed with the SEC on July 25, 2014 by the Liverpool Limited Partnership, a limited partnership organized and existing under the laws of Bermuda (“LLP”), and Middleton International Limited, a Cayman Islands exempted company (“MIL”). Represents 807,180 shares of our common stock held of record by LLP and 1,499,270 shares of our common stock held of record by MIL. LLP is a wholly owned subsidiary of Elliott Associates, L.P., a Delaware limited partnership (“EALP”), and MIL is a wholly owned subsidiary of Elliott International, L.P., a Cayman Islands limited partnership (“EILP”). Paul E. Singer (“Singer”), Elliott Capital Advisors, L.P., a Delaware limited partnership (“Capital Advisors”), which is controlled by Singer, and Elliott Special GP, LLC, a Delaware limited liability company (“Special GP”), which is controlled by Singer, are the general partners of EALP. Elliott International Capital Advisors Inc., a Delaware corporation (“EICA”), is the investment manager for EILP. Hambledon, Inc., a Cayman Islands corporation (“Hambledon”), which is also controlled by Singer, is the sole general partner of EILP. The business address of each of LLP, MIL, EALP, Singer, Capital Advisors, Special GP and EICA is 40 West 57th Street, New York, New York 10019. The business address of EILP and Hambledon is c/o Maples & Calder, P.O. Box 309, Ugland House, South Church Street, George Town, Cayman Islands, British West Indies.
(9)	Represents shares of our common stock held of record by Nokomis Capital Master Fund, L.P. (“Nokomis”). Brett Hendrickson, the portfolio manager of Nokomis, has the power to vote or dispose of the securities held of record by Nokomis and may be deemed to beneficially own such securities. The business address of Nokomis is 2305 Cedar Springs Road, #420, Dallas, Texas 75201.
(10)	Based on information provided on a Schedule 13G/A filed with the SEC on April 16, 2014 by Lloyd I. Miller, a Form 4 filed with the SEC on May 22, 2014 by Lloyd I. Miller, and certain additional information known to the Company. Represents shares of our common stock held of record by the following persons: Lloyd I. Miller, III; Lloyd I. Miller Trust A-3; Lloyd I. Miller Trust A-4; Lloyd I. Miller Trust C; Lloyd I. Miller Trust D; LIMFAM LLC; MILFAM II L.P.; MILFAM LLC, Susan F. Miller; and Marli B. Miller Managed Custody. Lloyd I. Miller serves as the manager of MILFAM LLC, which is the investment advisor to the Lloyd I. Miller Trust A-3, the Lloyd I. Miller Trust A-4 and the Lloyd I. Miller Trust C and the general partner of MILFAM II L.P., and as such may be deemed to beneficially own the securities held of record by each of MILFAM LLC, the Lloyd I. Miller Trust A-3, the Lloyd I. Miller Trust A-4, the Lloyd I. Miller Trust C and MILFAM II L.P. Mr. Miller serves as the manager of LIMFAM LLC and as such may be deemed to beneficially own the securities held of record by LIMFAM LLC. Mr. Miller serves as an advisor to the trustee of Lloyd I. Miller Trust D and as such may be deemed to beneficially own the securities held of record by the Lloyd I. Miller Trust D. Mr. Miller serves as the agent of each of Susan F. Miller and Marli B. Miller Managed Custody and as such may be deemed to beneficially own the securities held of record by each of Susan F. Miller and Marli B. Miller Managed Custody. Mr. Miller’s business address is 222 Lakeview Avenue, Suite 10-365, West Palm Beach, Florida 33401.
(11)	Represents shares of our common stock held of record by DJ Investments LLC: Series E (“DJ Investments”). Fred Goldman, the manager of DJ Investments, has the power to vote or dispose of the securities held of record by DJ Investments and may be deemed to beneficially own such securities. The business address of DJ Investments is c/o Equitec Group, LLC, 111 W. Jackson Blvd., 20th Floor, Chicago, Illinois 60604.
(12)	Represents 325,149 shares of our common stock held of record by Dialectic Antithesis Partners, LP (“Dialectic Antithesis”), 133,890 shares of our common stock held of record by Dialectic Capital Partners, LP (“Dialectic Capital”), and 340,961 shares of our common stock held of record by Dialectic Offshore, Ltd. (“Dialectic Offshore” and, together with Dialectic Antithesis and Dialectic Capital, the “Dialectic Funds”). John A. Fichthorn, the managing member of Dialectic Antithesis and Dialectic Capital and the director of Dialectic Offshore, has the power to vote or dispose of the securities held of record by each such entity and may be deemed to beneficially own such securities. The business address of the Dialectic Funds is 875 Third Avenue, 15th Floor, New York, New York 10022.

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REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Company’s Board of Directors is comprised of independent directors as required by the listing standards of The Nasdaq Stock Market, Inc. The Audit Committee operates pursuant to a written charter adopted by the Board of Directors.

The role of the Audit Committee is to oversee the Company’s financial reporting process on behalf of the Board of Directors. Management of the Company has the primary responsibility for the Company’s financial statements as well as the Company’s financial reporting process, accounting principles and internal controls. The Company’s independent public accountants are responsible for performing an audit of the Company’s financial statements and expressing an opinion as to the conformity of such financial statements with generally accepted accounting principles.

In this context, the Audit Committee has reviewed and discussed the audited financial statements of the Company as of and for the year ended December 31, 2013 with management and the Company’s independent public accountants. The Audit Committee has discussed with the Company’s independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the Company’s independent public accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as currently in effect, and it has discussed with the Company’s independent public accountants their independence from the Company.

The members of the Audit Committee are not engaged in the accounting or auditing profession. In the performance of their oversight function, the members of the Audit Committee necessarily relied upon the information, opinions, reports and statements presented to them by management of the Company and by the Company’s independent public accountants. As a result, the Audit Committee’s oversight and the review and discussions referred to above do not assure that management has maintained adequate financial reporting processes, principles and internal controls, that the Company’s financial statements are accurate, that the audit of such financial statements has been conducted in accordance with generally accepted auditing standards or that the Company’s independent public accountants meet the applicable standards for independent public accountants independence.

Based on the reports and discussions described above, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2013, for filing with the SEC.

Respectfully submitted,
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
Matthew J. Hart, Chairperson
Hugh G. Hilton
Richard L. Todaro

This report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such acts.

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HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are the Company’s stockholders will be “householding” our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Great American Group, Inc., c/o Corporate Secretary, 21860 Burbank Boulevard, Suite 300 South, Woodland Hills, CA 91367 or call Investor Relations at (818) 884-3737. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request “householding” of their communications should contact their brokers.

STOCKHOLDER PROPOSALS

Pursuant to Rule 14a-8 under the Exchange Act, stockholders may present proper proposals for inclusion in our proxy statement and for consideration at our next annual meeting of stockholders. To be eligible for inclusion in our 2015 proxy statement, a stockholder’s proposal must be received by us no later than [*], 2015, unless the date of our 2015 Annual Meeting of Stockholders is more than 30 days before or after October 7, 2014 (the one-year anniversary date of the 2014 Annual Meeting of Stockholders), in which case in which case such proposals must be received by the Company a reasonable time before the Company begins to print and send applicable proxy materials. In addition, stockholder proposals must otherwise comply with Rule 14a-8 under the Exchange Act.

Pursuant to the terms of our Bylaws, stockholders wishing to submit proposals or director nominations, including those that are not to be included in such proxy statement and proxy, must provide timely notice in writing to our Secretary. To be timely, a stockholder’s notice must be delivered to or mailed and received at our principal executive offices not less than 60 days or more than 90 days prior to the previous year’s annual meeting of stockholders for our 2015 annual meeting of stockholders, unless the date of the 2015 annual meeting of stockholders is more than 30 days before or 70 days after the one-year anniversary of the 2014 Annual Meeting, in which case notice by the stockholder must be delivered not earlier than 90 days prior to the annual meeting and not later than the later of (a) 60 days prior to such annual meeting or (b) the tenth day following the date on which we first make a public announcement of the date of the annual meeting.

While our board will consider proper stockholder proposals that are properly brought before the annual meeting, we reserve the right to omit from our 2015 proxy statement stockholder proposals that we are not required to include under the Exchange Act.

ANNUAL REPORT

Our 2013 Annual Report on Form 10-K accompanies the proxy materials being provided to all stockholders. We will provide, without charge, additional copies of our 2013 Annual Report on Form 10-K upon the receipt of a written request by any stockholder.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at our annual meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors

Bryant R. Riley
Chairman and Chief Executive Officer

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APPENDIX A

GREAT AMERICAN GROUP, INC.

Amended and Restated 2009 Stock Incentive Plan

(formerly Alternative Asset Management Acquisition Corp.

2009 Stock Incentive Plan)

Plan Document

1.          Establishment, Purpose, and Types of Awards. Great American Group, Inc. (the “Company”) hereby establishes this equity-based incentive compensation plan (originally established by Alternative Asset Management Acquisition Corp.) to be known as the “Great American Group, Inc. Amended and Restated 2009 Stock Incentive Plan” (hereinafter referred to as the “Plan”), for the following purposes: (a) to enhance the Company’s ability to attract highly qualified personnel; (b) to strengthen its retention capabilities; (c) to enhance the long-term performance and competitiveness of the Company; and (d) to align the interests of Participants with those of the Company’s shareholders.

(a)          Effective Date. This Plan shall become effective upon the date adopted by the Board of Directors of the Company; provided that no Awards shall be granted hereunder until the Plan has been approved by a vote of a majority of the votes cast at a duly held meeting of the Company’s shareholders (or by such other shareholder vote that the Committee determines to be sufficient for the issuance of Shares and Awards according to the Company’s governing documents and Applicable Law).

(b)          Awards. The Plan permits the granting of the following types of Awards according to the Sections of the Plan listed here:

Section 5         Stock Options

Section 6         Share Appreciation Rights (SARs)

Section 7         Restricted Shares, Restricted Share Units (RSUs), and Unrestricted Shares

Section 8         Deferred Share Units (DSUs)

Section 9         Performance Awards

(c)          Appendices. Incorporated by reference and thereby part of the Plan are the terms set forth in Appendix I.

(d)          Effect on Other Plans, Awards, and Arrangements. This Plan is not intended to affect and shall not affect any stock options, equity-based compensation, or other benefits that the Company or its Affiliates may have provided, or may separately provide in the future, pursuant to any agreement, plan, or program that is independent of this Plan. Notwithstanding the foregoing, effective upon shareholder approval of this Plan, no further awards shall be granted under the Pride Capital Group, LLC Phantom Stock Plan.

2.          Defined Terms. Terms in the Plan and any Appendix that begin with an initial capital letter have the defined meaning set forth in Appendix I, unless the context indicates a different meaning.

3.          Shares Subject to the Plan. Subject to adjustment pursuant to Section 13 below, a total of 3,210,133 Shares shall be available for issuance under the Plan. The Shares deliverable pursuant to Awards shall be authorized, but unissued Shares, or Shares that the Company otherwise holds in treasury or in trust. Any Shares subject to an Award that is settled in cash rather than in Shares, or subject to an Award that expires or is forfeited, cancelled or otherwise terminated without the issuance of some or all of the Shares subject to the Award will again be available for future Awards to the extent of such cash settlement, or non-issuance due to expiration, forfeiture, cancellation or termination. In addition, previously issued Shares that are not related to a particular Award (e.g., Shares already owned by a Participant) and Shares subject to an Award that are tendered or withheld by the Company in payment of all or part of the exercise price of such Award or in satisfaction of applicable Withholding Taxes shall be added to the number of Shares available for issuance under the Plan. Further, and to the extent permitted under Applicable Laws: (i) the maximum number of Shares available for delivery under the Plan shall not be reduced by any Shares issued under the Plan through the settlement, assumption, or substitution of outstanding awards or obligations to grant future awards in connection with the acquisition by the Company (or an Affiliate of the Company) of another entity; and (ii) the maximum number of Shares available for delivery under the Plan shall be increased by the number of shares available for issuance under any shareholder approved plan of an entity acquired by the Company or an Affiliate of the Company (as such number has been equitably adjusted by the Committee to give effect to the acquisition).

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4.          Eligibility.

(a)          General Rule. Awards may only be made to Eligible Persons (as determined for each Award on its Grant Date). Each Award shall be evidenced by an Award Agreement that sets forth its Grant Date and all other terms and conditions of the Award, that is signed on behalf of the Company (or delivered by an authorized agent through an electronic medium), and that, if required by the Committee, is signed by the Eligible Person as an acceptance of the Award. The grant of an Award shall not obligate the Company or any Affiliate to continue the employment or service of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter.

(b)          Limits on Individual Awards. The maximum number of Shares with respect to which Options, SARs, and Performance Awards may be granted to any Participant in any calendar year shall be 1,000,000 Shares. The foregoing limitations shall be adjusted proportionately in connection with any change in the Company’s capitalization pursuant to Section 13(a), below. To the extent required by Section 162(m) of the Code or the regulations thereunder, in applying the foregoing limitations with respect to a Participant, if any Option or SAR is canceled, the canceled Option or SAR shall continue to count against the maximum number of Shares with respect to which Options and SARs may be granted to the Grantee. For this purpose, the repricing of an Option or SAR shall be treated as the cancellation of the existing Option or SAR and the grant of a new Option or SAR.

(c)          Replacement Awards. Subject to Applicable Laws (including any associated shareholder approval requirements), the Committee may, in its sole discretion and upon such terms as it deems appropriate, require as a condition for granting an Award that an Eligible Person surrender for cancellation some or all Awards that have previously been granted under this Plan or otherwise. An Award conditioned upon such surrender may or may not be the same type of Award, may cover the same (or a lesser or greater) number of Shares as such surrendered Award, may have other terms that are determined without regard to the terms or conditions of such surrendered Award, and may contain any other terms that the Committee deems appropriate. Except in connection with a Change in Control, Options or SARs with a per Share exercise price (as adjusted pursuant to Section 13 below) higher than Fair Market Value may not be cancelled under this Section 4(c) without the approval of the Company’s shareholders.

5.          Stock Options.

(a)          Grants. The Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan, and that may include vesting or other requirements for the right to exercise the Option; provided that –

(i)          the exercise price for Shares subject to purchase through exercise of an Option shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date; and

(ii)         no Option shall be exercisable for a term ending more than ten years after its Grant Date.

(b)          Method of Exercise. Subject to Section 14 below, Options may be exercised by the Participant (or his guardian or personal representative) giving notice to the Company pursuant to procedures established by the Company for the exercise of Options. Such notice shall state the number of Shares the Participant has elected to purchase under the Option and the method by which the exercise price and any applicable Withholding Taxes will be paid. The exercise price and Withholding Taxes may be paid in cash or check payable to the Company (in U.S. dollars), or to the extent that the Committee or the terms of an Award Agreement expressly permit, all or any part of the exercise price or Withholding Taxes may be satisfied –

(i)          by delivery or attestation of Shares (valued at their Fair Market Value) that are subject to the Option being exercised or that the Participant already owns;

(ii)         by delivery of a properly executed exercise notice with irrevocable instructions to a broker to deliver to the Company the amount necessary to pay the exercise price or Withholding Taxes from the sale or proceeds of a loan from the broker with respect to the sale of Shares or a broker loan secured by Shares; or

(iii)        by a combination of (i) and (ii).

An Award Agreement for an Option may provide that, if, on the date upon which such Option or any portion thereof is to expire, Fair Market Value exceeds the per Share exercise price of such Option and if such Option or portion thereof that will expire is otherwise exercisable, the Option shall be automatically exercised by delivery or attestation of Shares that are subject to such Option in satisfaction of the exercise price and any applicable Withholding Taxes.

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(c)          Exercise of an Unvested Option. The Committee in its sole discretion may allow a Participant to exercise an unvested Option, in which case the Shares then issued shall be Restricted Shares having analogous vesting restrictions to the unvested Option.

(d)          Termination of Continuous Service. The Committee may establish and set forth in the applicable Award Agreement the terms and conditions on which an Option shall remain exercisable following termination of a Participant’s Continuous Service. Except to the extent an Award Agreement specifically provides otherwise, an Option shall be exercisable, only to the extent the Participant was entitled to exercise such Option at the date of terminating Continuous Service, only until the “Option Termination Date” determined pursuant to the following table:

Reason for terminating Continuous Service	Option Termination Date

(i) By the Company for Cause, or what would have been Cause if the Company had known all of the relevant facts.	Termination of the Participant’s Continuous Service, or when Cause first existed if earlier.

(ii) Disability of the Participant.	Within one year after termination of the Participant’s Continuous Service.

(iii) Retirement of the Participant after age 60 with 5 years or more of Continuous Service.	Within six months after termination of the Participant’s Continuous Service.

(iv) Death of the Participant during Continuous Service or within 90 days thereafter.	Within one year after termination of the Participant’s Continuous Service.

(v) Other than due to Cause or the Participant’s Disability, Retirement, or Death.	Within 90 days after termination of the Participant’s Continuous Service.

Notwithstanding the foregoing, in no event may any Option be exercised after the expiration of the Option term as set forth in the Award Agreement. To the extent that a Participant is not entitled to exercise an Option at the date of his or her termination of Continuous Service, or if the Participant (or other person entitled to exercise the Option) does not exercise the Option to the extent so entitled within the time specified in the Award Agreement or above (as applicable), the Option shall terminate and the Shares underlying the unexercised portion of the Option shall revert to the Plan and become available for future Awards.

(e)          Buyout. If a Participant so elects, the Committee may cancel an Option in exchange for a payment to a Participant in cash, cash equivalents, new Awards, or Shares, at such time and on such terms and conditions as the Committee shall have established and communicated to the Participant; provided, however, that, except in connection with a Change in Control, the per Share exercise price of any Option cancelled pursuant to this Section 5(e) (as adjusted pursuant to Section 13 below) shall not be greater than the Fair Market Value of a Share on such date unless the terms of the cancellation of such Option are approved by the shareholders of the Company. In addition, but subject to Section 4(c) above and to any shareholder approval requirement of Applicable Law, if the Fair Market Value for Shares subject to an Option is more than 33% below their exercise price for more than 30 consecutive business days, the Committee may unilaterally terminate and cancel the Option by providing each affected Participant with either cash or a new Award that has (i) a value equal to that of the vested portion of the Option being cancelled (with value being uniformly determined as of the buyout date in accordance with the methodology that the Company generally uses for financial accounting purposes for its Awards), (ii) vesting terms not less favorable to the Participant than the Option being cancelled, and (iii) any other terms and conditions that the Committee may set forth in the Award Agreement for the new Award; subject, except in connection with a Change in Control, to shareholder approval of any Awards or program involving the cancellation of Options in exchange for Option grants having a lower exercise price.

(f)          Special ISO Provisions. The following provisions shall control any grants of Options that are denominated as ISOs.

(i)          Grants of ISOs. The Committee may grant ISOs only to Employees (including officers who are Employees) of the Company or an Affiliate that is a “parent corporation” or “subsidiary corporation” within the meaning of Section 424 of the Code. Each Option that is intended to be an ISO must be designated in the Award Agreement as an ISO, provided that any Option designated as an ISO will be a Non-ISO to the extent the Option fails to meet the requirements of Code Section 422. In the case of an ISO, the Committee shall determine the acceptable methods of payment on the Date of Grant and it shall be included in the applicable Award Agreement.

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(ii)         Maximum Limit. The number of Shares that are available for ISO Awards shall not exceed 3,210,133 Shares (as adjusted pursuant to Section 13 of the Plan), and shall be determined, to the extent required under the Code, by reducing the number of Shares designated in Section 3 of the Plan by the number of Shares issued pursuant to Awards, provided that any Shares that are subject to Awards issued under the Plan and forfeited back to the Plan before an issuance of Shares shall be available for issuance pursuant to future ISO Awards.

(iii)        $100,000 Limit. To the extent that the aggregate Fair Market Value of Shares with respect to which Options designated as ISOs first become exercisable by a Participant in any calendar year (under this Plan and any other plan of the Company or any Affiliate) exceeds U.S. $100,000, such excess Options shall be treated as Non-ISOs. For purposes of determining whether the U.S. $100,000 limit is exceeded, the Fair Market Value of the Shares subject to an ISO shall be determined as of the Grant Date. In reducing the number of Options treated as ISOs to meet the U.S. $100,000 limit, the most recently granted Options shall be reduced first. In the event that Section 422 of the Code is amended to alter the limitation set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(iv)        Grants to 10% Holders. In the case of an Incentive Stock Option granted to an Employee who is a Ten Percent Holder on the Grant Date, the term of the Incentive Stock Option shall not exceed five years from the Grant Date, and the exercise price shall be at least 110% of the Fair Market Value of the underlying Shares on the Grant Date. In the event that Section 422 of the Code is amended to alter the limitations set forth therein, the limitation of this paragraph shall be automatically adjusted accordingly.

(v)         Substitution of Options. Notwithstanding any other provisions of the Plan, in the event the Company or an Affiliate acquires (whether by purchase, merger or otherwise) all or substantially all of outstanding capital stock or assets of another corporation or in the event of any reorganization or other transaction qualifying under Code Section 424, the Committee may, in accordance with the provisions of that Section, substitute ISOs for ISOs under the plan of the acquired company provided (i) the excess of the aggregate Fair Market Value of the Shares subject to an ISO immediately after the substitution over the aggregate exercise price of such shares is not more than the similar excess immediately before such substitution, and (ii) the new ISO does not give additional benefits to the Participant, including any extension of the exercise period.

(vi)        Notice of Disqualifying Dispositions. By executing an ISO Award Agreement, each Participant agrees to notify the Company in writing immediately after the Participant sells, transfers or otherwise disposes of any Shares acquired through exercise of the ISO, if such disposition occurs within the earlier of (i) two years of the Grant Date, or (ii) one year after the exercise of the ISO being exercised. Each Participant further agrees to provide any information about a disposition of Shares as may be requested by the Company to assist it in complying with any applicable tax laws.

6.             SARs.

(a)          Grants. The Committee may grant SARs to Eligible Persons pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan; provided that:

(i)          the exercise price for the Shares subject to each SAR shall not be less than 100% of the Fair Market Value of the underlying Shares on the Grant Date;

(ii)         no SAR shall be exercisable for a term ending more than ten years after its Grant Date; and

(iii)        each SAR shall, except to the extent a SAR Award Agreement provides otherwise, be subject to the provisions of Section 5(d) relating to the effect of a termination of Participant’s Continuous Service and Section 5(e) relating to buyouts, in each case with “SAR” being substituted for “Option.”

(b)          Settlement. Subject to Section 14 below, a SAR shall entitle the Participant, upon exercise of the SAR, to receive Shares having a Fair Market Value on the date of exercise equal to the product of the number of Shares as to which the SAR is being exercised, and the excess of (i) the Fair Market Value, on such date, of the Shares covered by the exercised SAR, over (ii) an exercise price designated in the SAR Award Agreement. Notwithstanding the foregoing, a SAR Award Agreement may limit the total settlement value that the Participant will be entitled to receive upon the SAR’s exercise, and may provide for settlement either in cash or in any combination of cash or Shares that the Committee may authorize pursuant to an Award Agreement. An Award Agreement for a SAR may provide that, if, on the date upon which such SAR or any portion thereof is to expire, the Fair Market Value exceeds the per Share exercise price of such SAR and if such SAR or portion thereof that will expire is otherwise exercisable, the SAR shall be automatically exercised and settled pursuant to this Section 6(b).

(c)          SARs related to Options. The Committee may grant SARs either concurrently with the grant of an Option or with respect to an outstanding Option, in which case the SAR shall extend to all or a portion of the Shares covered by the related Option and have an exercise price not less than the exercise price of the related Option. A SAR related to an Option shall entitle the Participant who holds the related Option, upon exercise of the SAR and surrender of the related Option, or portion thereof, to the extent the SAR and related Option each were previously unexercised, to receive payment of an amount determined pursuant to Section 6(b) above. Any SAR granted in tandem with an ISO will contain such terms as may be required to comply with the provisions of Code Section 422.

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7.            Restricted Shares, RSUs, and Unrestricted Share Awards.

(a)          Grant. The Committee may grant Restricted Share, RSU, or Unrestricted Share Awards to Eligible Persons, in all cases pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan. The Committee shall establish as to each Restricted Share or RSU Award the number of Shares deliverable or subject to the Award (which number may be determined by a written formula), and the period or periods of time (the “Restriction Period”) at the end of which all or some restrictions specified in the Award Agreement shall lapse and the Participant shall receive unrestricted Shares (or cash to the extent provided in the Award Agreement) in settlement of the Award. Such restrictions may include, without limitation, restrictions concerning voting rights and transferability and such restrictions may lapse separately or in combination at such times and pursuant to such circumstances or based on such criteria as selected by the Committee, including, without limitation, criteria based on the Participant’s duration of employment, directorship or consultancy with the Company, individual, group, or divisional performance criteria, Company performance, or other criteria selection by the Committee. The Committee may make Restricted Share and RSU Awards with or without the requirement for payment of cash or other consideration. In addition, the Committee may grant Awards hereunder in the form of Unrestricted Shares which shall vest in full upon the Grant Date or such other date as the Committee may determine or which the Committee may issue pursuant to any program under which one or more Eligible Persons (selected by the Committee in its sole discretion) elect to pay for such Shares or to receive Unrestricted Shares in lieu of cash bonuses that would otherwise be paid.

(b)          Vesting and Forfeiture. The Committee shall set forth in an Award Agreement granting Restricted Shares or RSUs, the terms and conditions under which the Participant’s interest in the Restricted Shares or the Shares subject to RSUs will become vested and non-forfeitable. Except as set forth in the applicable Award Agreement or the Committee otherwise determines, upon termination of a Participant’s Continuous Service for any reason, the Participant shall forfeit his or her Restricted Shares and RSUs to the extent the Participant’s interest therein has not vested on or before such termination date; provided that if a Participant purchases Restricted Shares and forfeits them for any reason, the Company shall return the purchase price to the Participant to the extent either set forth in an Award Agreement or required by Applicable Laws.

(c)          Certificates for Restricted Shares. Unless otherwise provided in an Award Agreement, the Company shall hold certificates representing Restricted Shares and dividends (whether in Shares or cash) that accrue with respect to them until the restrictions lapse, and the Participant shall provide the Company with appropriate stock powers endorsed in blank. The Participant’s failure to provide such stock powers within ten days after a written request from the Company shall entitle the Committee to unilaterally declare a forfeiture of all or some of the Participant’s Restricted Shares.

(d)          Issuance of Shares upon Vesting. As soon as practicable after vesting of a Participant’s Restricted Shares (or of the right to receive Shares underlying RSUs), the Company shall deliver to the Participant, free from vesting restrictions, one Share for each surrendered and vested Restricted Share (or deliver one Share free of the vesting restriction for each vested RSU), unless an Award Agreement provides otherwise and subject to Section 10 below regarding Withholding Taxes. No fractional Shares shall be distributed, and cash shall be paid in lieu thereof.

(e)          Dividends Payable on Vesting. Whenever Shares are deliverable to a Participant (or duly-authorized transferee) pursuant to Section 7(d) above as a result of the vesting of a Restricted Share or RSU Award, the Participant or his or her duly authorized transferee shall also be entitled to receive, with respect to each Share then vesting, a number of Shares equal to the sum of –

(i)          any per-Share dividends which were declared and paid in Shares to the Company’s shareholders of record between the Grant Date and the date Shares are delivered to the Participant pursuant to the particular vesting event for the Award; and

(ii)         the Shares that the Participant could have purchased at their Fair Market Value on the payment date of any cash dividends if the Participant had received such cash dividends with respect to each Restricted Share, or Share subject to an RSU, between the Grant Date and the date Shares are delivered to the Participant pursuant to the particular vesting event for the Award.

(f)          Deferral Elections for RSUs. To the extent specifically provided in an Award Agreement, a Participant may irrevocably elect, in accordance with Section 8 below, to defer the receipt of all or a percentage of the Shares that would otherwise be transferred to the Participant upon the vesting of an RSU Award. If the Participant makes this election: (i) the Company shall credit the Shares subject to the election, and any associated dividends, to a DSU account established pursuant to Section 8 below on the date such Shares and any associated dividends would otherwise have been delivered to the Participant pursuant to Sections 7(d) and 7(e) above, and (ii) any vesting that would have occurred within the 12-month period following the date of the Participant’s election shall occur on the 12-month anniversary of such election, provided that vesting may occur immediately upon the Participant’s death or Disability if so provided in the Award Agreement.

(g)          Section 83(b) Elections. To the extent expressly permitted by an Award Agreement or the Committee, a Participant may make an election under Code Section 83(b) (the “Section 83(b) Election”) with respect to Restricted Shares. A Participant who has received RSUs may, within ten days after receiving the RSU Award, provide the Committee with a written notice of his or her desire to make Section 83(b) Election with respect to the Shares subject to such RSUs. The Committee may in its discretion convert the Participant’s RSUs into Restricted Shares, on a one-for-one basis, in full satisfaction of the Participant’s RSU Award. The Participant may then make a Section 83(b) Election with respect to those Restricted Shares; provided that the Participant’s Section 83(b) Election will be invalid if not filed with the Company and the appropriate U.S. tax authorities within 30 days after the Grant Date of the RSUs replaced by the Restricted Shares.

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8.          DSUs.

(a)          Grants of DSUs. The Committee may make DSU awards to any Eligible Persons pursuant to Award Agreements, regardless of whether or not there is a deferral of compensation, and may permit select Eligible Persons to irrevocably elect, on a form provided by and acceptable to the Committee (the “Election Form”), to forego the receipt of cash or other compensation (including the Shares deliverable pursuant to any RSU Award) and in lieu thereof to have the Company credit to an internal Plan account a number of DSUs having a Fair Market Value equal to the Shares and other compensation deferred. These credits will be made at the end of each calendar quarter (or other period determined by the Committee) during which compensation is deferred. Unless the Company sends an Eligible Person a written notice rejecting an Election Form within five business days after the Company receives it, an Election Form shall take effect on the first day of the next calendar year (or on the first day of the next calendar month in the case of an initial election within 30 days after a Participant becomes first eligible to defer hereunder) after its delivery to the Company. Notwithstanding the foregoing sentence, a Participant’s Election Form will be ineffective with respect to any compensation that the Participant earns before the date on which the Election Form takes effect. For any Participant who is subject to U.S. income taxation, the Committee shall only authorize deferral elections pursuant to Section 8: (i) under written procedures, and using written election forms, that satisfy the requirements of Code Section 409A, and (ii) shall only be made by Eligible Persons who are Directors, Consultants, or members of a select group of management or highly compensated Employees (within the meaning of the Code).

(b)          Vesting. Unless an Award Agreement expressly provides otherwise, each Participant shall be 100% vested at all times in any Shares subject to DSUs.

(c)          Issuances of Shares. Unless an Award Agreement or the Committee expressly provides otherwise, the Company shall settle a Participant’s DSU Award, by delivering one Share for each DSU, in five substantially equal annual installments that are issued before the last day of each of the five calendar years that end after the date on which the Participant’s Continuous Service ends for any reason, subject to –

(i)          the Participant’s right to elect a different form of distribution, only on a form provided by and acceptable to the Committee, that permits the Participant to select any combination of a lump sum and annual installments that are triggered by, and completed within ten years following, the last day of the Participant’s Continuous Service; and

(ii)         the Company’s acceptance of the Participant’s distribution election form executed at the time the Participant elects to defer the receipt of Shares or other compensation pursuant to Section 8(a), provided that the Participant may change a distribution election through any subsequent election that (I) the Participant delivers to the Company at least one year before the date on which distributions are otherwise scheduled to commence pursuant to the Participant’s initial distribution election, and (II) defers the commencement of distributions by at least five years from the originally scheduled distribution commencement date.

Fractional shares shall not be issued, and instead shall be paid out in cash.

(d)          Dividends. Unless otherwise provided in an Award Agreement, whenever Shares are issued to a Participant pursuant to Section 9(c) above, the Participant shall also be entitled to receive, with respect to each Share issued, a number of Shares determined in a manner consistent with Section 7(e) above (but by reference to the period from the Grant Date of the DSU to its settlement through the issuance of Shares to the Participant).

(e)          Emergency Withdrawals. In the event that a Participant suffers an unforeseeable emergency within the contemplation of this Section, the Participant may apply to the Committee for an immediate distribution of all or a portion of the Participant’s DSUs. The unforeseeable emergency must result from a sudden and unexpected illness or accident of the Participant, the Participant’s spouse, or a dependent of the Participant, casualty loss of the Participant’s property, or other similar extraordinary and unforeseeable conditions beyond the control of the Participant. The Committee shall, in its sole and absolute discretion, determine whether a Participant has a qualifying unforeseeable emergency, may require independent verification of the emergency, and may determine whether or not to provide the Participant with cash or Shares. The amount of any distribution hereunder shall be limited to the amount necessary to relieve the Participant’s unforeseeable emergency plus amounts necessary to pay taxes reasonably anticipated as a result of the distribution. The number of Shares subject to the Participant’s DSU Award shall be reduced by any Shares distributed to the Participant and by a number of Shares having a Fair Market Value on the date of the distribution equal to any cash paid to the Participant pursuant to this Section. For all DSUs granted to Participants who are U.S. taxpayers, the term “unforeseeable emergency” shall be interpreted in accordance with Section 409A of the Code, and the term “dependent” shall be interpreted in accordance with Section 152(a) of the Code.

(f)          Unsecured Rights to Deferred Compensation. A Participant’s right to DSUs shall at all times constitute an unsecured promise of the Company to pay benefits as they come due. The right of the Participant (or the Participant’s duly-authorized transferee) to receive benefits hereunder shall be solely an unsecured claim against the general assets of the Company. Neither the Participant nor the Participant’s duly-authorized transferee shall have any claim against or rights in any specific assets, Shares, or other funds of the Company.

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(g)          Termination of Service. For purposes of Section 8 of the Plan, a Participant’s “Continuous Service” shall only end when the Participant incurs a “separation from service” within the meaning of Treasury Regulations §1.409A-1(h). A Participant shall be considered to have experienced a termination of Continuous Service when the facts and circumstances indicate that either (i) no further services will be performed for the Company or any Affiliate after a certain date, or (ii) that the level of bona fide services the Participant will perform after such date (whether as an Employee, Director, or Consultant) are reasonably expected to permanently decrease to no more than 25% of the average level of bona fide services performed by such Participant (whether as an Employee, Director, or Consultant) over the immediately preceding 36-month period (or full period of services to the Company and its Affiliates if the Participant has been providing such services for less than 36 months).

9.             Performance Awards.

(a)          Performance Awards. Subject to the limitations set forth in paragraph (b) hereof, the Committee may in its discretion grant Performance Awards, including Performance Units, to any Eligible Person that (i) have substantially the same financial benefits and other terms and conditions as Options, SARs, RSUs, or DSUs, and/or (ii) are settled only in cash. A Performance Award is an Award which is based on the achievement of specific goals with respect to the Company or any Affiliate or the individual performance of the Participant, or any combination thereof, over a specified period of time. All Performance Awards shall be made pursuant to Award Agreements setting forth terms and conditions that are not inconsistent with the Plan.

(b)          Deferral Elections. At any time prior to the date that is both at least six months before the close of a Performance Period (or shorter or longer period that the Committee selects) with respect to a Performance Award and at which time vesting or payment is substantially uncertain to occur, the Committee may permit a Participant who is a member of a select group of management or highly compensated employees to irrevocably elect, on a form provided by and acceptable to the Committee, to defer the receipt of all or a percentage of the cash or Shares that would otherwise be transferred to the Participant upon the vesting of such Award. If the Participant makes this election, the cash or Shares subject to the election, and any associated interest and dividends, shall be credited to an account established pursuant to Section 8 hereof on the date such cash or Shares would otherwise have been released or issued to the Participant pursuant to this Section.

(c)          Performance Compensation Awards. Subject to the limitations set forth in Section 9 and in this Appendix II.F., the Committee may, at the time of grant of a Performance Unit, designate such Award as a “Performance Compensation Award” (payable in cash or Shares) in order that such Award constitutes “qualified performance-based compensation” under Code Section 162(m), in which event the Committee shall have the power to grant such Performance Compensation Award upon terms and conditions that qualify it as “qualified performance-based compensation” within the meaning of U.S. Code Section 162(m). With respect to each such Performance Compensation Award, the Committee shall establish, in writing within the time required under Code Section 162(m), a “Performance Period ,” “Performance Measure(s)”, and “Performance Formula(e)” (each such term being defined below). A Participant shall be eligible to receive payment in respect of a Performance Compensation Award only to the extent that the Performance Measure(s) for such Award is achieved and the Performance Formula(e) as applied against such Performance Measure(s) determines that all or some portion of such Participant’s Award has been earned for the Performance Period. As soon as practicable after the close of each Performance Period, the Committee shall review and certify in writing whether, and to what extent, the Performance Measure(s) for the Performance Period have been achieved and, if so, determine and certify in writing the amount of the Performance Compensation Award to be paid to the Participant and, in so doing, may use negative discretion to decrease, but not increase, the amount of the Award otherwise payable to the Participant based upon such performance.

(d)          Limitations on Awards. The maximum Performance Award and the maximum Performance Compensation Award that any one Participant may earn in any one Performance Period shall not together exceed the limitation set forth in Section 4(b) of the Plan for Shares subject to Awards (or, for Performance Units to be settled in cash, U.S. $6,000,000).

(e)          Definitions.

(i)          “Performance Formula” means, for a Performance Period, one or more objective formulas or standards established by the Committee for purposes of determining whether or the extent to which an Award has been earned based on the level of performance attained or to be attained with respect to one or more Performance Measure(s). Performance Formulae may vary from Performance Period to Performance Period and from Participant to Participant and may be established on a stand-alone basis, in tandem or in the alternative.

(ii)         “Performance Measure” means one or more of the following selected by the Committee to measure Company, Affiliate, and/or business unit performance for a Performance Period, whether in absolute or relative terms (including, without limitation, terms relative to a peer group or index):

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cash flow (before or after dividends)	earnings per share (including, without limitation, earnings before interest, taxes, depreciation and amortization)

stock price	return on equity

stockholder return or total stockholder return	return on capital (including without limitation return on total capital or return on invested capital)

return on investment	return on assets or net assets

market capitalization	economic value added

debt leverage (debt to capital)	Revenue

sales or net sales	Backlog

income, pre-tax income or net income	operating income or pre-tax profit

operating profit, net operating profit or economic profit	gross margin, operating margin or profit margin

return on operating revenue or return on operating assets	cash from operations

operating ratio	operating revenue

market share improvement	general and administrative expenses

customer service	new production introductions

product line enhancements	strategic mergers or acquisitions

working capital	Research

licensing	Litigation

human resources	information services

sales of assets of Affiliates or business units

Each such measure shall be, to the extent applicable, determined in accordance with generally accepted accounting principles as consistently applied by the Company (or such other standard applied by the Committee) and, if so determined by the Committee, and in the case of a Performance Compensation Award, to the extent permitted under Code Section 162(m), adjusted to omit the effects of extraordinary items, gain or loss on the disposal of a business segment, unusual or infrequently occurring events and transactions and cumulative effects of changes in accounting principles. Performance Measures may vary from Performance Period to Performance Period and from Participant to Participant, and may be established on a stand-alone basis, in tandem or in the alternative.

(iii)        “Performance Period” means one or more periods of time (of not less than one fiscal year of the Company), as the Committee may designate, over which the attainment of one or more Performance Measure(s) will be measured for the purpose of determining a Participant’s rights in respect of an Award.

10.            Taxes; Withholding.

(a)          General. As a condition to the issuance or distribution of Shares pursuant to the Plan, the Participant (or in the case of the Participant’s death, the person who succeeds to the Participant’s rights) shall make such arrangements as the Company may require for the satisfaction of any applicable federal, state, local or foreign withholding tax obligations that may arise in connection with the Award and the issuance of Shares. The Company shall not be required to issue any Shares until such obligations are satisfied. If the Committee allows the withholding or surrender of Shares to satisfy a Participant’s tax withholding obligations, the Committee shall not allow Shares to be withheld in an amount that exceeds the minimum statutory withholding rates for applicable tax purposes, including payroll taxes.

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(b)          Surrender of Shares. If permitted by the terms of an Award Agreement or the Committee, in its discretion, a Participant may satisfy the minimum statutory tax withholding and employment tax obligations associated with an Award by surrendering Shares to the Company (including Shares that would otherwise be issued pursuant to the Award) that have a Fair Market Value determined as of the date that the amount of tax to be withheld is to be determined under Applicable Law.

(c)          Income Taxes and Deferred Compensation. Participants are solely responsible and liable for the satisfaction of any federal state, province, or local taxes that may arise in connection with Awards (including, for Participants subject to taxation in the United States, any taxes arising under Section 409A of the Code, except to the extent otherwise specifically provided in a written agreement with the Company). Neither the Company nor any of its employees, officers, directors, or service providers shall have any obligation whatsoever to pay such taxes, to prevent Participants from incurring them, or to mitigate or protect Participants from any such tax liabilities. In the absence of any other arrangement, an Employee shall be deemed to have directed the Company to withhold or collect from his or her cash compensation an amount sufficient to satisfy such tax obligations from the next payroll payment or payments otherwise payable after the date of the exercise of an Award.

To the extent that the committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued after the Effective Date. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of the committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the Effective Date), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Administrator determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

The Plan is intended to be an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Participant pursuant to an Award, nothing contained in the Plan or any Award Agreement shall give the ParticipantHolder any rights that are greater than those of a general creditor of the Company or any Affiliate of the Company.

11.            Non-Transferability of Awards.

(a)          General. Except as set forth in this Section 11, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a death beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, the duly-authorized legal representative of a Participant who is Disabled, or a transferee permitted by this Section 11.

(b)          Limited Transferability Rights. Notwithstanding anything else in this Section 11, the Committee may in its discretion provide that an Award may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s “Immediate Family” (as defined below), (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated beneficiaries, or (iii) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of this Award Agreement and the Plan. “Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships.

(c)          Death. In the event of the death of a Participant, any outstanding Awards issued to the Participant shall automatically be transferred to the Participant’s Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant’s rights under the Award pass by will or the laws of descent and distribution).

12.            Modification of Awards and Substitution of Options. Within the limitations of the Plan, the Committee may modify an Award to accelerate the rate at which an Option or SAR may be exercised (including without limitation permitting an Option or SAR to be exercised in full without regard to the installment or vesting provisions of the applicable Award Agreement or whether the Option or SAR is at the time exercisable, to the extent it has not previously been exercised), to accelerate the vesting of any Award, to extend or renew outstanding Awards, to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any other changes that would be allowed under the Plan for a new Award. However, except in connection with a Change in Control or as approved by the shareholders of the Company, the Committee may not cancel an outstanding Option or SAR whose exercise price per Share is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price, granting a replacement award of a different type, or exchanging the Award for a cash payment, or otherwise allow for a “repricing” of Options or SARs within the meaning of federal securities laws applicable to proxy statement disclosures. Notwithstanding the foregoing provision, no modification of an outstanding Award shall materially and adversely affect a Participant’s rights thereunder unless either (i) the Participant provides written consent, or (ii) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant.

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13.           Change in Capital Structure; Change in Control; Etc.

(a)          Changes in Capitalization. In the event of a Share dividend, Share split, or combination of Shares, Share exchange, recapitalization, merger in which the Company is the surviving corporation, spin-off or split-off of an Affiliate, extraordinary cash dividend or other change in the Company’s capital stock (including, but not limited to, the creation or issuance to shareholders generally of rights, options or warrants for the purchase of capital stock of the Company), the number and kind of Shares or securities of the Company to be subject to the Plan and to Awards then outstanding or to be granted, any and all maximum limits on the number of Shares that may be delivered under the Plan, any exercise price for Awards, and other relevant provisions shall be equitably adjusted by the Committee.

(b)          Change in Control. In the event of a Change in Control but subject to the terms of any Award Agreements or any employment or other similar agreement between the Company or any of its Affiliates and a Participant then in effect, each outstanding Award shall be assumed or a substantially equivalent award shall be substituted by the surviving or successor corporation or a parent or subsidiary of such surviving or successor corporation (the “Successor Corporation”) upon the consummation of the transaction; provided, however, that to the extent outstanding Awards are neither being assumed nor replaced with substantially equivalent Awards by the Successor Corporation, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s shareholders or any Participant with respect to his or her outstanding Awards, take one or more of the following actions (with respect to any or all of the Awards, and with discretion to differentiate between individual Participants and Awards for any reason):

(i)          accelerate the vesting of Awards so that Awards shall vest (and, to the extent applicable, become exercisable) as to the Shares that otherwise would have been unvested and provide that repurchase rights of the Company with respect to Shares issued pursuant to an Award shall lapse as to the Shares subject to such repurchase right;

(ii)         arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of outstanding Awards (with the Committee determining the amount payable to each Participant based on the Fair Market Value, on the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee); or

(iii)        terminate all or some Awards upon the consummation of the transaction, provided that the Committee shall provide for vesting of such Awards in full as of a date immediately prior to consummation of the Change in Control. To the extent that an Award is not exercised prior to consummation of a transaction in which the Award is not being assumed or substituted, such Award shall terminate upon such consummation.

Notwithstanding the above and unless otherwise provided in an Award Agreement or in any employment or other similar agreement between the Company or any of its Affiliates and a Participant then in effect, in the event a Participant is Involuntarily Terminated on or within 12 months (or other period either set forth in an Award Agreement) following a Change in Control, then any Award that is assumed or substituted pursuant to this Section 13(b) shall accelerate and become fully vested (and become exercisable in full in the case of Options and SARs), and any repurchase right applicable to any Shares shall lapse in full, unless an Award Agreement provides for a more restrictive acceleration or vesting schedule or more restrictive limitations on the lapse of repurchase rights or otherwise places additional restrictions, limitations and conditions on an Award. The acceleration of vesting and lapse of repurchase rights provided for in the previous sentence shall occur immediately prior to the effective date of the Participant’s Involuntary Termination, unless an Award Agreement provides otherwise.

(c)          Dissolution or Liquidation. In the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such action, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.

14.           Laws and Regulations.

(a)          General Rules. This Plan, the grant of Awards, the exercise of Options and SARs, and the obligations of the Company hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Shares or other securities) shall be subject to all Applicable Laws. In the event that any Shares are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Company may require, as a condition to their issuance or delivery, that the persons to whom the Shares are to be issued or delivered make any written representations and warranties (such as that such Shares are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Shares) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Shares issued or delivered pursuant to the Plan.

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(b)          Black-out Periods. Notwithstanding any contrary terms within the Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option or SAR, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent that the Committee determines that doing so is either desirable or required in order to comply with applicable securities laws, provided that, if any blackout period occurs, the term of any Option or SAR shall not expire until the earlier of (i) 30 days after the blackout period ends or (ii) the Option’s or SAR’s expiration date but only if within 30 days thereafter the Company makes a cash payment to each affected Participant in an amount equal to the value of the Option or SAR (as determined by the Committee) immediately before its expiration to the extent then vested and exercisable.

(c)          No Shareholder Rights. Neither a Participant nor any transferee of a Participant shall have any rights as a shareholder of the Company with respect to any Shares underlying any Award until the date of issuance of a share certificate to a Participant or a transferee of a Participant for such Shares in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Shares pursuant to an Award, a Participant shall not have the right to vote or to receive dividends or any other rights as a shareholder with respect to the Shares underlying the Award, notwithstanding its exercise in the case of Options and SARs. No adjustment will be made for a dividend or other right that is determined based on a record date prior to the date the stock certificate is issued, except as otherwise specifically provided for in this Plan.

(d)          Local Law Adjustments and Sub-plans. To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or who are employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Without limiting the foregoing, the Company is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Company may adopt sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of shares, as may be appropriate, required or applicable to particular locations and countries.

15.           Termination, Rescission and Recapture of Awards.

(a)          Each Award under the Plan is intended to align the Participant’s long-term interests with those of the Company. Accordingly, to the extent expressly provided in an Award Agreement, the Company may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Shares (whether restricted or unrestricted) or proceeds from the Participant’s sale of Shares issued pursuant to an Award (“Recapture”), if the Participant, during his or her Continuous Service or within one year after the termination of his or her Continuous Service, engages in activity which: (i) constitutes a material breach of the terms of any applicable patent, proprietary information, confidentiality, non-disclosure, intellectual property, secrecy or other similar agreement between the Participant and the Company or any of its Affiliates; (ii) constitutes the breach of the terms of any non-solicitation, non-competition or similar agreement between the Participant and the Company or any of its Affiliates; or (iii) is materially prejudicial to the interests of the Company and constitutes a breach of a fiduciary duty to the Company or its Affiliates.

(b)          Within ten days after receiving notice from the Company of any such activity described in subclauses (i), (ii) or (iii) in Section 15(a) above, the Participant shall deliver to the Company the Shares acquired pursuant to the Award, or, if Participant has sold the Shares, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Shares that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Shares), the Company shall promptly refund the exercise price, without interest, that the Participant paid for the Shares. Any payment by the Participant to the Company pursuant to this Section shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment, or delivery.

(c)          Notwithstanding the foregoing provisions of this Section 15, the Company has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or particular Award shall not in any way reduce or eliminate the Company’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of employment that does not violate subclauses (i), (ii) or (iii) of Section 15(a) above.

(d)          All administrative and discretionary authority given to the Company under this Section shall be exercised by such person or committee (including without limitation the Committee) as the Committee may designate from time to time.

(e)          If any provision within this Section 15 is determined to be unenforceable or invalid under any Applicable Law, such provision will be applied to the maximum extent permitted by Applicable Law, and shall automatically be deemed amended in a manner consistent with its objectives and any limitations required under Applicable Law. Notwithstanding the foregoing, but subject to any contrary terms expressly set forth in any Award Agreement, this Section 15 shall not be applicable to any Participant from and after his or her termination of Continuous Service after a Change in Control.

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16.           Recoupment of Awards. To the extent expressly provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s shareholders or of any Participant, require that a Participant reimburse the Company for all or any portion of any Awards granted to him or her under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture associated with, any Award, if and to the extent—

(a)          the granting, vesting, or payment of such Award (or portion thereof) was predicated upon the achievement of certain financial results;

(b)          in the Committee’s view the Participant engaged in fraud or misconduct that caused a calculation that later proves to be materially inaccurate or partially caused the need for a material financial restatement by the Company or any Affiliate; and

(c)          a lower granting, vesting, or payment of such Award would have occurred based upon the conduct described in clause (b) of this Section.

In each instance, the Committee may, to the extent practicable and allowable under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant.

17.           Administration of the Plan. The Committee shall administer the Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and shall make such rules and regulations for the conduct of its business as it deems advisable. In the absence of a duly appointed Committee, the Board shall function as the Committee for all purposes of the Plan.

(a)          Committee Composition. The Board shall appoint the members of the Committee. If and to the extent permitted by Applicable Law, the Committee may authorize one or more executive officers to make Awards to Eligible Persons other than themselves. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused.

(b)          Powers of the Committee. Subject to the provisions of the Plan, the Committee shall have the authority, in its sole discretion:

(i)          to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Shares, units, or dollars to be covered by each Award;

(ii)         to determine, from time to time, the Fair Market Value of Shares;

(iii)        to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price, the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced, and the circumstances for vesting acceleration or waiver of forfeiture restrictions, and other restrictions and limitations;

(iv)        to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith which need not be identical either as to type of Award or among Participants;

(v)         to construe and interpret the terms of the Plan and any Award Agreement, to determine the meaning of their terms, and to prescribe, amend, and rescind rules and procedures relating to the Plan and its administration;

(vi)        to the extent consistent with the purposes of the Plan and without amending the Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;

(vii)       in the event that the Company establishes for itself, or uses the services of a third party to establish, an automated system for the documentation, granting, settlement, or exercise of Award, such as a system using an internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant may be permitted through the use of such an automated system; and

(viii)      to make all interpretations and to take all other actions that the Committee may consider necessary or advisable to administer the Plan or to effectuate its purposes.

Subject to Applicable Law and the restrictions set forth in the Plan, the Committee may delegate administrative functions to individuals who are Directors or Employees.

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(c)          Action by Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other employee of the Company or any Affiliate, the Company’s independent certified public accounts, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(d)          Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms in any fashion it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of the Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of the Plan, or of any Award or Award Agreement, and all determination the Committee makes pursuant to the Plan shall be final, binding, and conclusive. The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.

(e)          No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction or determination made in good faith with respect to administering or interpreting the Plan, any Award or any Award Agreement on behalf of the Company. The Company and its Affiliates shall pay or reimburse any member of the Committee, as well as any Director, Employee, or Consultant who in good faith takes action on behalf of the Plan, for all expenses incurred with respect to the Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of the Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.

18.         Governing Law. The terms of this Plan shall be governed by the laws of the State of Delaware, without regard to its conflicts of law rules.

19.         Plan Termination or Amendment.

If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date ten years after its effective date as determined under Section 1(a) above. No Awards shall be made under the Plan after its termination. The Board may amend or terminate the Plan as it shall deem advisable; provided that no change shall be made that increases the total number of Shares reserved for issuance pursuant to Awards granted under the Plan (except pursuant to Section 13 above) unless such change is authorized by the shareholders of the Company. A termination or amendment of the Plan shall not, without the consent of the Participant, adversely and materially affect a Participant’s rights under an Award previously granted to him or her. Notwithstanding the foregoing, the Committee may amend the Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof. Furthermore, the Board may not amend the Plan without shareholder approval to allow for either (i) a “repricing” within the meaning of federal securities laws applicable to proxy statement disclosures, except a repricing in connection with a Change in Control or which is otherwise approved by the shareholders, or (ii) the cancellation of an outstanding Option or SAR whose exercise price is greater than Fair Market Value at the time of cancellation for the purpose of reissuing the Option or SAR to the Participant at a lower exercise price, granting a replacement award of a different type or in exchange for a cash payment, except a cancellation and reissuance, grant of a replacement award or cash payment in connection with a Change in Control.

20.         Relationship to other Benefits. No payment pursuant to the Plan shall be taken into account in determining any benefits under any pension, retirement, savings, profit sharing, group insurance, welfare or other benefit plan of the Company or any Affiliate except to the extent otherwise expressly provided in writing in such other plan or an agreement thereunder.

21.         Expenses. The expenses of administering the Plan shall be borne by the Company and its Affiliates.

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GREAT AMERICAN GROUP, INC.

Amended and Restated 2009 Stock Incentive Plan

(formerly Alternative Asset Management Acquisition Corp.

2009 Stock Incentive Plan)

Appendix I: Definitions

As used in the Plan, the following terms have the meanings indicated when they begin with initial capital letters within the Plan:

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect directors, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements relating to the administration of options and share-based plans under any applicable laws of the United States, any other country, and any provincial, state, or local subdivision, any applicable stock exchange or automated quotation system rules or regulations, as such laws, rules, regulations and requirements shall be in place from time to time.

“Award” means any award made pursuant to the Plan, including awards made in the form of an Option, a SAR, a Restricted Share, a RSU, an Unrestricted Share, a DSU, or a Performance Award, or any combination thereof, whether alternative or cumulative.

“Award Agreement” means any document, whether in writing or through an electronic medium, setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason, including different documents as may be appropriate or applicable for particular locations and countries.

“Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award or receive payment or settlement under an Award after the Participant’s death.

“Board” means the Board of Directors of the Company.

“Cause” will have the meaning set forth in any employment agreement between the Company or any of its Affiliate and the Participant then in effect. In the absence of such an agreement, “Cause” will exist if the Participant is terminated from employment or other service with the Company or an Affiliate for any of the following reasons: (i) the Participant’s willful failure to substantially perform his or her duties and responsibilities to the Company or deliberate violation of a material Company policy; (ii) the Participant’s commission of any material act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (iii) the Participant’s material unauthorized use or disclosure of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant’s willful and material breach of any of his or her obligations under any written agreement or covenant with the Company. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or consulting relationship at any time, and the term “Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate.

“Change in Control” shall be deemed to have occurred if:

(i)          a sale, transfer, or other disposition of all or substantially all of the assets and properties of the Company is closed or consummated;

(ii)         any “person,” “entity” or “group” (within the meaning of Section 13(d)(3) and 14(d)(2)) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), other than the Company or any majority owned subsidiary of the Company, becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities that have the right to vote in the election of directors generally; provided, however, that the following shall not constitute a “Change in Control” for purposes of this subclause (ii):

(A)         any acquisition directly from the Company (excluding any acquisition resulting from the exercise of a conversion or exchange privilege in respect of outstanding convertible or exchangeable securities); or

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(B)         any acquisition by an employee benefit plan (or related trust) sponsored or maintained by the Company or any entity controlled by the Company;

(iii)        during any period of two consecutive years during the term of the Plan, individuals who at the beginning of such period constitute the Board of Directors of the Company cease for any reason to constitute at least a majority thereof, unless the election of each director who was not a director at the beginning of such period has been approved in advance by directors representing at least two-thirds of the directors then in office who were directors at the beginning of the period but excluding any director whose initial assumption of office occurred as a result of an actual or threatened solicitation of proxies or consents by or on behalf of any Person other than the Board of Directors of the Company; or

(iv)        the shareholders of the Company approve a plan or proposal of liquidation of the Company, or a merger, reorganization, or consolidation involving the Company is closed or consummated, other than a merger, reorganization, or consolidation in which holders of the combined voting power of the Company’s then outstanding securities that have the right to vote in the election of directors generally immediately prior to such transaction own, either directly or indirectly, fifty percent (50%) or more of the combined voting power of the securities entitled to vote in the election of directors generally of the merged, reorganized or consolidated entity (or its parent company) immediately following such transaction in substantially the same proportions among such holders as immediately prior to such transaction.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means one or more committees or subcommittees of the Board appointed by the Board to administer the Plan in accordance with Section 17 above. With respect to any decision involving an Award intended to satisfy the requirements of Section 162(m) of the Code, the Committee shall consist of two or more Directors of the Company who are “outside directors” within the meaning of Section 162(m) of the Code. With respect to any decision relating to a Reporting Person, the Committee shall consist of two or more directors who are “non-employee directors” within the meaning of Rule 16b-3. Unless otherwise determined by the Board, the Committee shall be the Compensation Committee of the Board or its successor.

“Company” means Great American Group, Inc., a Delaware corporation; provided, however, that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Consultant” means any person (other than an Employee or Director), including an advisor, who is engaged by the Company or any Affiliate to render services and is compensated for such services.

“Continuous Service” means a Participant’s period of service in the absence of any interruption or termination, as an Employee, Director, or Consultant. Continuous Service shall not be considered interrupted in the case of: (i) sick leave; (ii) military leave; (iii) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (iv) changes in status from Director to advisory director or emeritus status; or (v) transfers between locations of the Company or between the Company and its Affiliates. Changes in status between service as an Employee, Director, and a Consultant will not constitute an interruption of Continuous Service if the individual continues to perform bona fide services for the Company. The Committee shall have the discretion to determine whether and to what extent the vesting of any Awards shall be tolled during any paid or unpaid leave of absence; provided, however, that in the absence of such determination, vesting for all Awards shall be tolled during any such unpaid leave (but not for a paid leave).

“Deferred Share Units” or “DSUs” mean Awards pursuant to Section 8 of the Plan.

“Director” means a member of the Board, or a member of the board of directors of an Affiliate.

“Disabled” shall have the meaning set forth in any employment agreement between the Company or any of its Affiliates and the Participant then in effect (and shall include the term “Disability” if that term is so defined in such employment agreement). In the absence of such an agreement, “Disabled” shall mean a condition under which a Participant —

(i)          is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, or

(ii)         is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than 12 months, received income replacement benefits for a period of not less than 3 months under an accident or health plan covering employees of the Company or an Affiliate of the Company.

“Eligible Person” means any Consultant, Director, or Employee and includes non-Employees to whom an offer of employment has been or is being extended.

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“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes, whether or not that classification is correct. The payment by the Company of a director’s fee to a Director shall not be sufficient to constitute “employment” of such Director by the Company.

“Employer” means the Company and each Affiliate that employs one or more Participants.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” as of any date (the “Determination Date”) means: (i) the closing price of a Share on the New York Stock Exchange, the American Stock Exchange or the NASDAQ Global Select Market (collectively, the “Exchange”) on the Determination Date, or, if shares were not traded on the Determination Date, then on the nearest preceding trading day during which a sale occurred; or (ii) if such stock is not traded on the Exchange but is otherwise traded in the over-the-counter market, the mean between the representative bid and asked prices for a Share on the Determination Date; or (iii) if subsections (i) or (ii) do not apply, the fair market value of a Share established in good faith by the Board or the Committee based on relevant facts and circumstances.

“Grant Date” means the later of (i) the date designated as the “Grant Date” within an Award Agreement, and (ii) date on which the Committee determines the key terms of an Award, provided that as soon as reasonably practical thereafter the Committee both notifies the Eligible Person of the Award and enters into an Award Agreement with the Eligible Person.

“Incentive Stock Option” or “ISO” means, an Option that qualifies for favorable income tax treatment under Code Section 422.

“Involuntary Termination” shall mean, to the extent there is an employment agreement between the Company or any of its Affiliates and a Participant then in effect and subject to the terms of such employment agreement, a termination of a Participant’s employment on or after a Change in Control (i) by the Participant for “Good Reason” (as defined in any such employment agreement), or (ii) by the Company or its Affiliates without cause or other than upon death or disability which termination entitles such Participant to accelerated or extended severance benefits pursuant to his or her employment agreement. In the absence of such an agreement, “Involuntary Termination” means a termination of a Participant’s Continuous Service under the following circumstances occurring on or after a Change in Control: (i) termination without Cause by the Company or an Affiliate or successor thereto, as appropriate; or (ii) voluntary termination by the Participant, if: (1) the Participant voluntarily terminates Continuous Service within 60 days of one of the following conditions arising without the Participant’s consent: (A) a material reduction in the Participant’s job responsibilities, provided that neither a mere change in title alone nor reassignment to a substantially similar position shall constitute a material reduction in job responsibilities; (B) an involuntary relocation of the Participant’s work site to a facility or location more than 25 miles from the Participant’s principal work site at the time of the Change in Control; or (C) a material reduction in Participant’s total compensation other than as part of an reduction by the same percentage amount in the compensation of all other similarly-situated Employees or Directors; (2) the Participant gives the Company or an Affiliate written notice of the existence of one or more of the conditions listed in (A) through (C) within ten days of the initial existence of the condition; and (3) the Company or Affiliate fails to cure such condition within 30 days following receipt of such written notice by the Participant.

“Non-ISO” means an Option not intended to qualify as an Incentive Stock Option, as designated in the applicable Award Agreement.

“Option” means a right to purchase Shares granted under the Plan, at a price determined in accordance with the Plan.

“Participant” means any Eligible Person who holds an outstanding Award.

“Performance Awards” mean Awards granted pursuant to Section 9.

“Performance Unit” means an Award granted pursuant to Section 9(a) of the Plan which may be paid in cash, in Shares, or such combination of cash and Shares as the Committee in its sole discretion shall determine.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this Great American Group, Inc. Amended and Restated 2009 Stock Incentive Plan (including the Appendices hereto).

“Recapture” and “Rescission” have the meaning set forth in Section 15 of the Plan.

“Reimbursement” has the meaning set forth in Section 16 of the Plan.

“Reporting Person” means an Employee, Director, or Consultant who is subject to the reporting requirements set forth under Rule 16b-3.

“Restricted Share” means a Share awarded with restrictions imposed under Section 7.

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“Restricted Share Unit” or “RSU” means a right granted to a Participant to receive Shares or cash upon the lapse of restrictions imposed under Section 7.

“Retirement” means a Participant’s termination of employment after age 65.

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision.

“Share” means an ordinary share, no par value, of the Company, as adjusted in accordance with Section 13 of the Plan.

“SAR” or “Share Appreciation Right” means a right to receive amounts awarded under Section 6.

“Ten Percent Holder” means a person who owns (within the meaning of Code Section 422) stock representing more than ten percent (10%) of the combined voting power of all classes of stock of the Company.

“Unrestricted Shares” mean Shares awarded without restrictions pursuant to Section 7 of the Plan.

“Withholding Taxes” means the aggregate minimum amount of federal, state, local and foreign income, payroll and other taxes that the Company and any Affiliates are required to withhold in connection with any Award.

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Great American Group, Inc.

Amended and Restated 2009 Stock Incentive Plan

(formerly Alternative Asset Management Acquisition Corp.

2009 Stock Incentive Plan)

The 2009 Stock Incentive Plan was approved by the Board of Directors of Alternative Asset Management Acquisition Corp. (“AAMAC”) on May 12, 2009 and by the shareholders of Alternative Asset Management Acquisition Corp. (“AAMAC”) on July 31, 2009, and assumed by Great American Group, Inc. on July 31, 2009 (the “2009 Plan”). The 2009 Plan was amended and restated by the Board of Directors of Great American Group, Inc. on August 19, 2009 (the “August 2009 Plan”). The August 2009 Plan was amended and restated by the Board of Directors and stockholders of Great American Group, Inc. on October 7, 2014.

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APPENDIX B

PROPOSED AMENDMENT TO THE GREAT AMERICAN GROUP, INC. CERTIFICATE OF INCORPORATION

Subject to approval by the requisite vote of stockholders of the Company, Article Six.B and Six.C of the Company’s Certificate of Incorporation would be amended to read in their entirety as follows, with additions indicated by underlined text and deletions indicated by strikethrough text:

“B.           ~~CLASSES~~TERMS OF OFFICE

Each director elected after the filing and effectiveness of this Certificate of Amendment of the Certificate of Incorporation pursuant to the Delaware General Corporation Law (the “Effective Date”), shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders. For the avoidance of doubt, each person appointed by the directors of the Corporation or elected by the stockholders of the Corporation to the Board of Directors before the Effective Date shall serve for the full term to which he or she was appointed or elected. Accordingly, (i) at the 2015 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2016 annual meeting of stockholders, (ii) at the 2016 annual meeting of stockholders, the directors whose terms expire at that meeting shall be elected to hold office for a one-year term expiring at the 2017 annual meeting of stockholders, and (iii) at the 2017 annual meeting of stockholders and each annual meeting of stockholders thereafter, all directors shall be elected to hold office for a one-year term expiring at the next annual meeting of stockholders. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors shall have the effect of shortening the term of any incumbent director. ~~The Board of Directors shall be divided into three classes: Class I, Class II and Class III. The number of directors in each class shall be as nearly equal as possible. The directors in Class I shall be elected for a term expiring at the first annual meeting of stockholders, the directors in Class II shall be elected for a term expiring at the second annual meeting of stockholders and the directors in Class III shall be elected for a term expiring at the third annual meeting of stockholders. Commencing at the first annual meeting of stockholders, and at each annual meeting thereafter, directors elected to succeed those directors whose terms expire shall be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election.~~

C.           VACANCIES

Subject to the rights of the holders of any class or series of Preferred Stock then outstanding, newly-created directorships resulting from any increase in the authorized number of directors, or any vacancies in the Board of Directors resulting from death, resignation, disqualification, removal or other cause shall be filled solely by a majority of the total number of directors then in office, even if less than a quorum, or by a sole remaining director. Any director elected by the Board of Directors to fill any vacancy shall be appointed for a term expiring at the succeeding annual meeting of stockholders and shall hold office until a successor is duly elected and qualified or until his or her earlier death, resignation or removal.”

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GREAT AMERICAN GROUP, INC.

PROXY SOLICITED BY THE BOARD OF DIRECTORS

FOR THE 2014 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON OCTOBER 7, 2014

The undersigned hereby appoints Phillip J. Ahn and Bryant R. Riley and each of them, as proxies and attorneys-in-fact, with full power of substitution, and hereby authorizes them to vote all of the shares of stock of Great American Group, Inc. which the undersigned may be entitled to vote at the 2014 Annual Meeting of Stockholders of Great American Group, Inc. to be held on Tuesday, October 7, 2014 at 1:00 p.m. (local time) at the corporate offices of Great American Group, Inc. located at 21860 Burbank Blvd., Suite 300 South, Woodland Hills, CA 91367, and at any and all postponements, continuations and adjournments thereof with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the 2014 Annual Meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN PROPOSAL 1 AND, FOR PROPOSALS 2, 3 AND 4, AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

(Continued and to be dated and signed on reverse side)

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be held October 7, 2014:

The Proxy Statement and our 2013 Annual Report on Form 10-K are available at:

http://www.viewproxy.com/greatamerican/2014/.

PROXY – (Continued from reverse side)	Please make your	☒
Great American Group, Inc. 2014 Annual Meeting Proxy Card	mark like this

 The Board of Directors recommends a vote “FOR” the nominees for director listed beleow and a vote “FOR” proposals 2, 3 and 4.

1. The election as director of the nominees listed with terms to expire in 2017 (except as marked to the contrary below):	FOR	WITHHOLD	FOR All Except	2. To ratify the appointment by our Audit	FOR	AGAINST	ABSTAIN
01 Hugh G. Hilton 02 Richard L. Todaro	☐	☐	☐	Committee of Marcum LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2014.	☐	☐	☐
INSTRUCTION: To withhold authority to vote for any individual nominee, mark “FOR All Except" and write that nominee's name in the space provided below.				3. To amend and restate the Company’s Amended and Restated 2009 Stock Incentive Plan to increase the number of shares of the Company’s common stock reserved for issuance thereunder by 2,819,033 shares from 391,100 to 3,210,133, adjust certain other share thresholds and extend the term of such plan through the tenth anniversary of the effective date of the Board of Director’s approval of such amendment and restatement, and to approve the possible performance measures thereunder.	☐	☐	☐
				4. To amend the Company’s Certificate of Incorporation to declassify the Company’s Board of Directors.	☐	☐	☐

OTHER MATTERS: The Board of Directors knows of no other matters that will be presented for consideration at the 2014 Annual Meeting. If any other matters are properly brought before the 2014 Annual Meeting, it is the intention of the persons named in the proxy card to vote on such matters in accordance with their best judgment.

This proxy, when properly executed, will be voted in the manner directed by the undersigned stockholder. If no specification is made, this proxy will be voted FOR the election of the named nominees as directors and FOR each of the proposals.

Please sign exactly as name appears below. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date:

Signature

Signature (if held jointly)

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

FOLD AND DETACH HERE AND READ THE REVERSE SIDE

                    CONTROL NUMBER

PROXY VOTING INSTRUCTIONS

Please have your 11 digit control number ready when voting by Internet or Telephone

INTERNET	TELEPHONE	MAIL
Vote Your Proxy on the Internet:	Vote Your Proxy by Phone:	Vote Your Proxy by Mail:
Go to www.cesvote.com	Call 1 (888) 693-8683
Have your proxy card available	Use any touch-tone telephone to	Mark, sign, and date your proxy
when you access the above	vote your proxy. Have your proxy	card, then detach it, and return it
website. Follow the prompts to	card available when you call.	in the postage-paid envelope
vote your shares.	Follow the voting instructions to	provided.
vote your shares.